UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 00653 )

Exact name of registrant as specified in charter: Putnam Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2006

Date of reporting period: November 1, 2005— April 30, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Income Fund

4|30|06

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Income Fund

4| 30| 06 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	17
Portfolio turnover	19
Risk	20
Your fund’s management	21
Terms and definitions	24
Trustee approval of management contract	26
Other information for shareholders	31
Financial statements	32

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

In recent months, we have witnessed the continuing vibrancy of the current economic expansion, now in its fifth year. U.S. businesses have seized opportunities available both at home and abroad to generate some of the most impressive profit margins in history, by some measures. During your fund’s reporting period, common stocks have traded at higher levels to reflect improving corporate profits. However, the gains have not come without concerns in some quarters of the market about the risks facing the economy. These risks include high energy prices, inflation, and a potential pullback in consumer spending, as well as the potential adverse effects of the Federal Reserve’s (the Fed’s) series of interest-rate increases. Concerns about inflation, in particular, have been reflected in falling bond prices and rising bond yields, and worries about consumer spending have clouded the outlook for stocks.

You can be assured that the investment professionals managing your fund are closely monitoring the factors that are influencing the performance of the securities in which your fund invests. Moreover, Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended April 30, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Income Fund: seeking high current income across a broad range of fixed-income securities

Over Putnam Income Fund’s 50-year history, the bond landscape has undergone a dramatic transformation. One-third of the U.S. investment-grade sector, the fund’s primary focus, is now composed of “securitized” debt instruments, including mortgage- and asset-backed securities. The high-yield corporate bond sector, which was established in the late 1970s, has also grown significantly and is now considered a mature asset class. And outside the United States, there are new opportunities in the debt of developed and emerging-market countries.

Amid this evolution of the fixed-income markets, the investment objective of Putnam Income Fund has remained constant. In a letter to Putnam shareholders in 1963, George Putnam, Jr. (who is currently Chairman Emeritus of the Putnam Funds), expressed it this way: “We have in mind those people who need a liberal current return…” Mr. Putnam’s choice of “current return” rather than “current income” captures the investment philosophy of the team managing your fund today: that high current income should be pursued within a total return context and that risk management is as important as yield in maintaining a high current income stream.

Successful investing in today’s global bond market requires broad expertise. Putnam’s 100-member fixed-income group is divided into teams of specialists who focus on varied investment opportunities. Each team identifies compelling opportunities within its area

Optimizing the risk/return trade-off across multiple sectors

Putnam believes that building a diversified fund’s objectives. The fund’s portfolio is portfolio with multiple income-generating composed of a broad spectrum of government, strategies is the best way to pursue your credit, and securitized debt instruments.

of expertise. Your fund’s management team selects from among these opportunities, systematically building a diversified portfolio that carefully balances risk and return.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses.

Key fixed-income return sources

Government: Interest-rate levels are a primary driver of government bond performance. Generally, bond prices decline when interest rates rise, and rise when interest rates fall. Interest rates — and bond yields — rise and fall according to investor expectations about the overall health of the economy.

Credit: Corporate bond performance tends to track the health of the overall economy more closely than other bonds. These bonds are less sensitive to interest-rate movements; they tend to perform well when the economy strengthens, often in spite of the higher rates that accompany stronger growth.

Securitized: Interest-rate cycles also affect mortgage- and asset-backed securities (MBSs/ABSs). Because MBSs are the securitized cash flows of mortgages, prepayment rates are another consideration. For ABSs, managers monitor the credit quality of the underlying assets, which comprise the securitized cash flow of anything from credit card debt to manufactured housing debt.

Putnam Income Fund seeks high current income consistent with what Putnam Management believes to be a prudent level of risk. The fund invests in a diversified portfolio composed mainly of corporate investment-grade bonds, U.S. government and agency bonds, and collateralized mortgage obligations.

Highlights
*	During the semiannual period ended April 30, 2006, Putnam Income Fund’s class A shares had a total return of 0.26% without sales charges.
*	The fund’s benchmark, the Lehman Aggregate Bond Index, returned 0.56%.
*	The average return for the fund’s Lipper category, Corporate Debt Funds A Rated, was 0.28%.
*	Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 4/30/06

Since the fund's inception (11/1/54), average annual return is 7.95% at NAV and 7.87% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	5.10%	4.70%	64.49%	58.26%

5 years	4.65	3.86	25.51	20.82

3 years	2.59	1.31	7.98	3.97

1 year	0.23	–3.57	0.23	–3.57

6 months	—	—	0.26	–3.47

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 3.75% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The period in review

Continuing indications of solid economic growth, and the desire to curb the potential inflation that frequently accompanies such growth, prompted the Fed to continue to raise interest rates during the first half of your fund’s 2006 fiscal year. As interest rates and bond yields rose, bond prices generally fell. However, interest income from the bonds in your fund’s portfolio helped to offset these falling bond prices and resulted in modestly positive returns, based on net asset value (NAV, or without sales charges). These results were in line with the average for the fund’s Lipper group, but slightly behind those of its benchmark. We attribute the underperformance relative to the benchmark to an underweight position in corporate bonds, which strengthened due to continued strong corporate profits and solid economic growth. Performance benefited from a defensive, or short, duration strategy amid rising interest rates and a positioning strategy that we shifted to take advantage of changes in the yield curve. Also, the fund’s strategy in the securitized bond sector contributed positively to returns while its underweight position in dollar-based emerging-market debt detracted from returns.

Market overview

The market environment over the past six months has been challenging for bonds. Interest rates have continued to rise amid signs of stronger-than-expected economic growth. Bond investors closely watch the pace of economic growth, as it can lead to rising inflation, which erodes the value of fixed-income investments. Growth in the United States remained robust, with a surprisingly high first-quarter gross domestic product (GDP) annualized growth rate of 4.8%, continued strong corporate profits, and relatively low unemployment. As a consequence, the Fed raised the federal funds rate four times during the period, pushing up yields on U.S. bonds, which caused their prices to fall.

Economic growth outside the United States is also having an impact on yields and prices of bonds issued here. Demand from non-U.S. investors for higher-yielding U.S. issues has been a key factor in keeping yields relatively low, particularly among longer-maturity bonds. Most noteworthy is the shift of Japan’s economy into a growth mode after a long slump. This shift prompted the Bank of Japan to abandon its extremely loose monetary policy, causing yields on Japanese government bonds to rise. Higher yields in Japan could result in higher yields worldwide, because as Japanese investors begin to divert some of their capital out of the international markets and back to their domestic markets, bond issuers worldwide could be challenged to raise yields to attract these investors.

Performance among credit-sensitive issues, such as corporate bonds and emerging-market debt, benefited from improving economies and rising corporate earnings. In general, the lower its credit rating, the stronger a bond’s performance was during the period, as strong demand from buyers in search of higher yields drove prices higher.

Strategy overview

Your fund employs multiple income-generating strategies across the different U.S. investment-grade bond sectors in pursuit of its objectives. We believe that having diversified return sources contributes to more consistent results over time and helps to manage risk. Generally, our investment decisions

Market sector performance
These indexes provide an overview of performance in different market sectors for the six months ended 4/30/06.

Bonds

Lehman Aggregate Bond Index (broad bond market)	0.56%

Lehman Global Aggregate Bond Index (international bonds)	2.07%

Lehman Government Bond Index (U.S. Treasury and agency securities)	0.18%

Lehman GNMA Index (Government National Mortgage Association bonds)	1.02%

Equities

S&P 500 Index (broad stock market)	9.64%

Russell 2000 Growth Index (small-company growth stocks)	20.31%

Russell 2000 Value Index (small-company value stocks)	17.52%

involve the following considerations: duration management, yield curve positioning, sector allocation, and security selection.

In anticipation of continued rising interest rates, we maintained a short (defensive) duration profile for the fund — a strategy that helped performance. Duration, which is measured in years, is the primary indicator of interest-rate sensitivity. The shorter a bond’s duration, the less sensitive its price will be to interest-rate changes.

The fund also benefited from its yield curve positioning. The yield curve is a graphical representation of bond yields with the same quality plotted from the shortest to the longest maturity. As the fiscal year began, the fund was positioned to take advantage of yield-curve flat-tening. Flattening occurs when yields on short- and longer-term securities converge, as was the case early in the period when short-term rates rose faster than long-term rates. However, based on our conviction that conditions were in place for long-term rates to rise, we shifted our strategy to position the fund to benefit from expected yield-curve steepening. This shift helped results as long-term rates did rise later in the period.

In terms of sector and security considerations, we have sought to reduce the level of credit risk in the portfolio over the past two years by reducing the fund’s exposure to corporate and emerging-market debt. (Credit risk is the risk that a bond issuer could default

* Cash exposure includes various derivative investments.

and fail to pay interest and repay principal in a timely manner.) As interest rates rise, it becomes more expensive for issuers to borrow money. Increased interest-rate expenses are particularly burdensome for highly leveraged companies or economies. While we expect this strategy to prove rewarding over the long term, it detracted from short-term results as these sectors outperformed during the semiannual period.

Your fund’s holdings

The securitized bond sector remained a key area of focus for the fund. This growing sector is now among the largest within the investment-grade bond universe. The most common securitized bonds are mortgage-backed securities (MBSs) issued by the Federal National Mortgage Association (Fannie Mae) and the Government National Mortgage Association (Ginnie Mae). Other types of securitized bonds include asset-backed securities (ABSs), which are typically backed by car loans and credit card payments, and commercial mortgage-backed securities (CMBSs), which are backed by loans on large commercial real estate projects, such as office parks or shopping malls.

CMBSs were an area of particular focus as we sought to replace the credit risk of corporate bonds with more diversified credit exposure. Securitized bonds typically offer higher income than corporate bonds of comparable credit quality. Another reason for

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 4/30/06. A bond rated Baa or higher is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

favoring CMBSs versus corporates was their valuations. The yield spreads on investment-grade corporate bonds versus Treasuries — one means of evaluating the price of corporates on a relative basis — have been at historically low levels. This means that corporates have been very expensive relative to other investment-grade sectors. Based on this measure, we believed that there was greater downside risk in owning corporate bonds. However, yields on corporate bonds continued to tighten against these odds and your fund’s underweight position (relative to the benchmark) hurt results. Strong performance from CMBS holdings helped to offset this somewhat, as did the performance of select corporate bonds the fund held, particularly shorter-duration Ba-rated corporate bonds within the automotive sector.

Another bright spot in our security selection within the securitized bond sector was an emphasis on ABSs backed by manufactured housing and home equity loans. ABSs carry short maturities, which provide us with the flexibility to shift to other fixed-income securities should interest rates rise. In addition, the fund’s collateralized mortgage obligations (CMOs) performed well on a relative basis. CMOs can be further divided into interest-only (IO) and principal-only (PO) securities, which separate the interest and principal payments of a bond into separate cash flows. Although these types of securities exhibit much greater prepayment sensitivity than MBSs, they compensate investors by offering much higher yields. The fund has been combining IOs and POs to create a cash flow that is similar to that of a standard MBSs, but which can be obtained at a lower cost.

Hybrid Adjustable Rate Mortgages

(ARMs) contributed positively to fund results. Hybrid ARMs typically offer borrowers three or five years of payments at a fixed interest rate, after which they become adjustable interest-rate mortgages for which the interest rate is adjusted yearly (3/1 and 5/1 ARMs). According to our analysis, many of these securities have been offering yields that more than compensate for the level of risk they represent. Therefore, they contribute to an attractive risk/return profile for the fund.

The fund’s underweight position in dollar-denominated emerging-market debt detracted from relative results as this segment of the market continued to perform well, and it comprises a small portion of the fund’s benchmark. Rising commodity prices are helping to create positive fundamentals for issuers of emerging-market debt. However, after a prolonged period of strong performance, we have taken a conservative approach with regard to this segment of the market, so the fund did not benefit from its strength to the same extent as many of its peers.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

With the key federal funds rate at 5%, we believe that the Fed may be nearing the end of its tightening cycle. However, continued solid growth in the United States and Asia (particularly Japan), means that the possibility of globally rising inflation and real interest rates, especially in long-term bonds, will be a major consideration in our strategies for the remainder of the fiscal year and beyond.

Over the near term, we will continue to maintain a cautious stance, reflected in a portfolio with higher credit quality than that of the fund’s benchmark. Currently, we do not believe there is enough reward available in the form of higher interest rates to make it worthwhile for the fund to take on additional credit risk. We have moved to a more neutral stance with regard to the fund’s portfolio duration, as we believe that much of the interest-rate increases have already been priced into the market. Structured securities remain an area of opportunity, particularly CMBSs, ABSs backed by home-equity loans, and CMOs.

We will continue to remain vigilant regarding any possible disruptions to the economy and fixed-income markets, seeking to keep the fund positioned to benefit from opportunities while also avoiding unnecessary risk. We will continue to pursue the fund’s objectives through multiple income-generating strategies across U.S. investment-grade fixed-income sectors and securities.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses.

Your fund’s performance

This section shows your fund’s performance for periods ended April 30, 2006, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance for the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(6/16/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.95%	7.87%	6.95%	6.95%	7.14%	7.14%	7.49%	7.42%	7.68%	8.01%

10 years	64.49	58.26	52.86	52.86	52.60	52.60	60.87	55.62	60.64	68.94
Annual average	5.10	4.70	4.33	4.33	4.32	4.32	4.87	4.52	4.85	5.38

5 years	25.51	20.82	20.85	18.85	20.83	20.83	23.93	19.99	24.07	27.08
Annual average	4.65	3.86	3.86	3.51	3.86	3.86	4.38	3.71	4.41	4.91

3 years	7.98	3.97	5.59	2.65	5.74	5.74	7.21	3.80	7.31	8.99
Annual average	2.59	1.31	1.83	0.88	1.88	1.88	2.35	1.25	2.38	2.91

1 year	0.23	–3.57	–0.38	–5.21	–0.38	–1.34	0.02	–3.26	0.04	0.60

6 months	0.26	–3.47	0.03	–4.89	0.03	–0.95	0.15	–3.05	0.32	0.51

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Comparative index returns
For periods ended 4/30/06

		Lipper Corporate
	Lehman Aggregate	Debt Funds A Rated
	Bond Index	category average†

Annual average
(life of fund)	—*	—*

10 years	84.68%	74.47%
Annual average	6.33	5.71

5 years	28.57	26.49
Annual average	5.16	4.80

3 years	7.93	7.85
Annual average	2.58	2.54

1 year	0.71	0.28

6 months	0.56	0.28

Index and Lipper results should be compared to fund performance at net asset value.

* The benchmark and the Lipper category were not in existence at the time of the fund's inception. The Lehman Aggregate Bond Index commenced 12/31/75. The Lipper category commenced 12/31/59.

† Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 4/30/06 , there were 178, 178, 152, 112, and 68 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 4/30/06

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.138		$0.113	$0.113	$0.131		$0.132	$0.145

Capital gains	—		—	—	—		—	—

Total	$0.138		$0.113	$0.113	$0.131		$0.132	$0.145

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/05	$6.73	$6.99	$6.68	$6.70	$6.66	$6.88	$6.72	$6.77

4/30/06	6.61	6.87	6.57	6.59	6.54	6.76	6.61	6.66
Current yield
(end of period)
Current
dividend rate[1]	4.18%	4.02%	3.47%	3.46%	4.04%	3.91%	3.99%	4.32%

Current 30-day
SEC yield[2,3]
(with expense
limitation)	4.56	4.38	3.80	3.80	4.30	4.16	4.30	4.80

Current 30-day
SEC yield[3]
(without
expense
limitation)	4.52	4.35	3.76	3.76	4.27	4.13	4.27	4.77

* Dividend sources are estimated and may vary based on final tax calculations after the fund's fiscal year-end.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund limited expenses, without which yields would have been lower.

3 Based only on investment income, calculated using SEC guidelines.

Fund performance for most recent calendar quarter
Total return for periods ended 3/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(6/16/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.97%	7.89%	6.96%	6.96%	7.16%	7.16%	7.51%	7.44%	7.70%	8.03%

10 years	64.18	58.03	52.35	52.35	52.20	52.20	60.33	55.16	60.14	68.37
Annual average	5.08	4.68	4.30	4.30	4.29	4.29	4.83	4.49	4.82	5.35

5 years	25.64	20.97	20.98	18.98	20.96	20.96	23.87	19.77	24.03	27.22
Annual average	4.67	3.88	3.88	3.54	3.88	3.88	4.37	3.67	4.40	4.93

3 years	9.41	5.33	6.84	3.86	6.83	6.83	8.48	5.00	8.57	10.09
Annual average	3.04	1.75	2.23	1.27	2.23	2.23	2.75	1.64	2.78	3.26

1 year	1.92	-1.85	1.16	-3.75	1.15	0.17	1.57	-1.80	1.57	2.13

6 months	-0.03	-3.72	-0.56	-5.44	-0.56	-1.53	-0.29	-3.59	-0.27	0.07

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Income Fund from November 1, 2005, to April 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.92	$ 8.63	$ 8.63	$ 6.15	$ 6.16	$ 3.68

Ending value (after expenses)	$1,002.60	$1,000.30	$1,000.30	$1,001.50	$1,003.20	$1,005.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2006, use the calculation method below. To find the value of your investment on November 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 11/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.96	$ 8.70	$ 8.70	$ 6.21	$ 6.21	$ 3.71

Ending value (after expenses)	$1,019.89	$1,016.17	$1,016.17	$1,018.65	$1,018.65	$1,021.12

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio*	0.99%	1.74%	1.74%	1.24%	1.24%	0.74%

Average annualized expense
ratio for Lipper peer group†	1.00%	1.75%	1.75%	1.25%	1.25%	0.75%

* Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2005	2004	2003	2002	2001

Putnam Income Fund	300%*	441%	251%†	268%†	234%†

Lipper Corporate Debt Funds
A Rated category average	152%	163%	166%	166%	200%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on October 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

* Portfolio turnover excludes dollar roll transactions.

† Portfolio turnover excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. Kevin
Cronin is the Portfolio Leader of the fund. Rob Bloemker, Kevin Murphy, and Raman
Srivastava are Portfolio Members. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s
Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of April 30, 2006, and
April 30, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Kevin Cronin	2006				*

Portfolio Leader	2005				*

Rob Bloemker	2006				*

Portfolio Member	2005				*

Kevin Murphy	2006	*

Portfolio Member	2005	*

Raman Srivastava	2006	*

Portfolio Member	2005	*

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $1,300,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Kevin Cronin is also a Portfolio Leader of Putnam American Government Income Fund, Putnam Global Income Trust, Putnam Limited Duration Government Income Fund, and Putnam U.S. Government Income Trust. He is also a Portfolio Member of Putnam Equity Income Fund.

Rob Bloemker is also a Portfolio Member of Putnam American Government Income Fund, Putnam Diversified Income Trust, Putnam Limited Duration Government Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust, and Putnam U.S. Government Income Trust.

Kevin Murphy is also a Portfolio Member of Putnam Utilities Growth and Income Fund.

Raman Srivastava is also a Portfolio Member of The George Putnam Fund of Boston.

Kevin Cronin, Rob Bloemker, Kevin Murphy, and Raman Srivastava may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended April 30, 2006.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of April 30, 2006, and April 30, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006	*

Deputy Head of Investments	2005	*

William Connolly	2006	*

Head of Retail Management	N/A

Kevin Cronin	2006				*

Head of Investments	2005				*

Charles Haldeman, Jr.	2006			*

President and CEO	2005			*

Amrit Kanwal	2006	*

Chief Financial Officer	2005	*

Steven Krichmar	2006	*

Chief of Operations	2005	*

Francis McNamara, III	2006			*

General Counsel	2005		*

Richard Robie, III	2006	*

Chief Administrative Officer	2005	*

Edward Shadek	2006	*

Deputy Head of Investments	2005	*

Sandra Whiston	2006				*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 4/30/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities. Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

*	That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and
*	That such fee schedule represents an appropriate sharing between fund shareholders and
Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 43rd percentile in management fees and in the 27th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Corporate Debt Funds A Rated) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

37th	46th	74th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 214, 167, and 130 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Corporate Debt Funds A Rated category for the one-, five-, and ten-year periods ended March 31, 2006, were 41%, 53%, and 82%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2006, the fund ranked 73rd out of 180, 60th out of 114, and 57th out of 69 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 4/30/06 (Unaudited)

COLLATERALIZED MORTGAGE OBLIGATIONS (37.7%)*

	Principal amount	Value

Amresco Commercial Mortgage Funding I Ser. 97-C1,
Class G, 7s, 2029	$1,377,000	$1,386,783
Amresco Commercial Mortgage Funding I 144A
Ser. 97-C1, Class H, 7s, 2029	815,000	823,362
Asset Securitization Corp. Ser. 96-MD6, Class A7,
8.293s, 2029	2,347,000	2,447,157
Banc of America Commercial Mortgage, Inc.
Ser. 04-3, Class A5, 5.481s, 2039	5,560,000	5,468,927
Ser. 06-1, Class XC, Interest Only (IO),
0.045s, 2045	113,632,000	784,538
Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035	880,000	871,147
Ser. 02-PB2, Class XC, IO, 0.26s, 2035	55,132,476	1,042,348
Ser. 05-1, Class XW, IO, 0.16s, 2042	226,248,711	1,108,913
Ser. 05-4, Class XC, IO, 0.045s, 2045	105,424,132	751,621
Banc of America Large Loan
FRB Ser. 04-BBA4, Class H, 5.851s, 2018	443,000	444,374
FRB Ser. 04-BBA4, Class G, 5.601s, 2018	595,000	597,185
Banc of America Large Loan 144A
FRB Ser. 02-FL2A, Class L1, 7.84s, 2014	552,000	551,241
FRB Ser. 02-FL2A, Class K1, 7.34s, 2014	190,000	189,964
FRB Ser. 05-BOCA, Class M, 7.001s, 2016	1,362,000	1,364,912
FRB Ser. 05-MIB1, Class K, 6.901s, 2022	669,000	656,667
FRB Ser. 05-ESHA, Class K, 6.701s, 2020	2,099,000	2,098,984
FRB Ser. 05-BOCA, Class L, 6.601s, 2016	1,315,000	1,317,008
FRB Ser. 06-LAQ, Class M, 6.573s, 2021	1,535,000	1,534,914
FRB Ser. 06-LAQ, Class L, 6.473s, 2021	1,279,000	1,278,928
FRB Ser. 05-BOCA, Class K, 6.251s, 2016	465,000	465,711
FRB Ser. 05-BOCA, Class J, 6.001s, 2016	250,000	250,306
FRB Ser. 05-MIB1, Class J, 5.951s, 2022	1,805,000	1,807,391
FRB Ser. 05-BOCA, Class H, 5.851s, 2016	250,000	250,337
FRB Ser. 05-ESHA, Class G, 5.781s, 2020	1,050,000	1,049,119
Ser. 06-LAQ, Class X1, IO, 0.675s, 2021	58,458,486	520,397
Ser. 03-BBA2, Class X1A, IO, 0.488s, 2015	46,265,627	64,864
Banc of America Structured Security Trust 144A
Ser. 02-X1, Class A3, 5.436s, 2033	2,390,000	2,385,926
Bayview Commercial Asset Trust 144A
FRB Ser. 05-1A, Class A1, 5.259s, 2035	2,388,790	2,385,923
Ser. 05-3A, IO, 0.775s, 2035	24,352,130	2,015,185
Ser. 05-1A, IO, 0.775s, 2035	9,954,627	740,375
Ser. 04-3, IO, 0.775s, 2035	8,770,996	626,377
Ser. 04-2, IO, 0.72s, 2034	8,732,201	651,504
Bear Stearns Commercial Mortgage Securities, Inc.
Ser. 05-PWR9, Class X1, IO, 0.047s, 2042	52,198,814	491,134
Bear Stearns Commercial Mortgage
Securities, Inc. 144A
FRB Ser. 05-LXR1, Class J, 6.551s, 2018	2,313,000	2,313,000
FRB Ser. 05-LXR1, Class H, 6.101s, 2018	1,285,000	1,285,000
FRB Ser. 05-LXR1, Class G, 5.851s, 2018	1,285,000	1,285,000
			33

COLLATERALIZED MORTGAGE OBLIGATIONS (37.7%)* continued

	Principal amount	Value

Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 05-LXR1, Class X1, IO, 0.818s, 2018	$125,053,256	$927,520
Ser. 05-PW10, Class X1, IO, 0.032s, 2040	111,440,973	500,593
Bear Stearns Commercial Mortgage
Securitization Corp.
Ser. 00-WF2, Class F, 8.455s, 2032	619,000	685,625
Ser. 04-PR3I, Class X1, IO, 0.26s, 2041	22,840,097	507,164
Chase Commercial Mortgage Securities Corp. Ser. 00-3,
Class A2, 7.319s, 2032	736,000	782,665
Chase Commercial Mortgage Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	5,896,000	5,986,259
Ser. 98-1, Class G, 6.56s, 2030	1,502,003	1,528,134
Ser. 98-1, Class H, 6.34s, 2030	2,217,000	1,820,584
Citigroup Commercial Mortgage Trust 144A Ser. 05-C3,
Class XC, IO, 0.061s, 2043	146,447,398	1,510,239
Citigroup/Deutsche Bank Commercial Mortgage Trust
144A Ser. 06-CD2, Class X, IO, 0.13s, 2046	105,558,000	639,681
Commercial Mortgage Acceptance Corp. Ser. 97-ML1,
Class A3, 6.57s, 2030	7,083,000	7,122,975
Commercial Mortgage Acceptance Corp. 144A Ser. 98-C1,
Class F, 6.23s, 2031	2,605,530	2,619,814
Commercial Mortgage Pass-Through Certificates
Ser. 04-LB2A, Class A4, 4.715s, 2039	35,237,000	32,979,499
Commercial Mortgage Pass-Through
Certificates 144A
Ser. 06-CN2A, Class H, 5.756s, 2019	1,271,000	1,248,516
Ser. 06-CN2A, Class J, 5.756s, 2019	1,017,000	994,951
FRB Ser. 01-J2A, Class A2F, 5.401s, 2034	1,960,000	1,984,872
Ser. 03-LB1A, Class X1, IO, 0.267s, 2038	12,821,030	517,662
Ser. 05-LP5, Class XC, IO, 0.043s, 2043	77,420,185	804,396
Ser. 05-C6, Class XC, IO, 0.036s, 2044	86,532,157	574,574
Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1,
Class B, 7s, 2033	7,975,000	8,065,915
Crown Castle Towers, LLC 144A Ser. 05-1A, Class D,
5.612s, 2035	3,575,000	3,445,127
CS First Boston Mortgage Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035	1,193,000	1,298,206
Ser. 04-C2, Class A2, 5.416s, 2036	6,060,000	5,940,988
Ser. 05-C4, Class A5, 5.104s, 2038	21,019,000	20,103,833
CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 05-TFLA, Class J, 5.851s, 2020	647,000	646,914
FRB Ser. 04-TF2A, Class J, 5.851s, 2016	414,000	413,998
FRB Ser. 05-TFLA, Class H, 5.651s, 2020	391,000	390,998
FRB Ser. 04-TF2A, Class H, 5.601s, 2019	825,000	824,996
Ser. 01-CK1, Class AY, IO, 0.905s, 2035	83,484,000	2,490,328
Ser. 02-CP3, Class AX, IO, 0.482s, 2035	25,459,062	1,016,540
Ser. 03-C3, Class AX, IO, 0.357s, 2038	67,384,734	2,766,554
Ser. 05-C2, Class AX, IO, 0.072s, 2037	85,657,887	1,262,683

COLLATERALIZED MORTGAGE OBLIGATIONS (37.7%)* continued

	Principal amount	Value

Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1,
Class X, IO, 0.989s, 2031	$1,084,133	$17,999
DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	2,945,000	3,143,378
Ser. 99-CG2, Class B3, 6.1s, 2032	2,455,000	2,449,312
Ser. 99-CG2, Class B4, 6.1s, 2032	3,434,000	3,414,991
Ser. 98-CF2, Class B3, 6.04s, 2031	1,075,367	1,080,900
DLJ Mortgage Acceptance Corp. 144A Ser. 97-CF1,
Class A3, 7.76s, 2030	1,170,000	1,184,263
Fannie Mae
Ser. 04-T3, Class PT1, 9.773s, 2044	669,744	710,331
Ser. 03-W6, Class PT1, 9.637s, 2042	1,067,646	1,133,800
Ser. 02-T12, Class A4, 9 1/2s, 2042	386,329	408,094
Ser. 02-T4, Class A4, 9 1/2s, 2041	631,778	666,382
Ser. 02-T6, Class A3, 9 1/2s, 2041	773,517	812,812
Ser. 02-T1, Class A4, 9 1/2s, 2031	78,553	82,947
IFB Ser. 05-37, Class SU, 9.362s, 2035	4,158,494	4,421,023
IFB Ser. 04-10, Class QC, 8.762s, 2031	2,741,210	2,791,001
Ser. 06-20, Class IP, IO, 8s, 2030	1,760,523	373,732
Ser. 02-26, Class A2, 7 1/2s, 2048	3,297,464	3,426,797
Ser. 05-W3, Class 1A, 7 1/2s, 2045	3,881,319	4,054,392
Ser. 05-W1, Class 1A4, 7 1/2s, 2044	4,219,772	4,398,531
Ser. 04-W12, Class 1A4, 7 1/2s, 2044	2,488,347	2,593,980
Ser. 04-W14, Class 2A, 7 1/2s, 2044	506,063	527,277
Ser. 04-W8, Class 3A, 7 1/2s, 2044	4,922,969	5,134,731
Ser. 04-W2, Class 5A, 7 1/2s, 2044	6,681,257	6,967,360
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	1,001,796	1,044,109
Ser. 04-W9, Class 2A3, 7 1/2s, 2044	1,893,498	1,972,615
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	1,472,309	1,534,478
Ser. 03-W1, Class 2A, 7 1/2s, 2042	684,845	710,462
Ser. 03-W4, Class 4A, 7 1/2s, 2042	454,545	471,753
Ser. 02-T18, Class A4, 7 1/2s, 2042	2,039,153	2,120,896
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	4,000,546	4,161,016
Ser. 02-T16, Class A3, 7 1/2s, 2042	5,541,718	5,762,756
Ser. 02-T19, Class A3, 7 1/2s, 2042	6,253,665	6,503,581
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	1,783,041	1,854,777
Ser. 02-W6, Class 2A, 7 1/2s, 2042	3,425,050	3,556,836
Ser. 02-T12, Class A3, 7 1/2s, 2042	555,935	577,074
Ser. 02-W4, Class A5, 7 1/2s, 2042	7,422,925	7,711,937
Ser. 02-W1, Class 2A, 7 1/2s, 2042	3,540,450	3,665,429
Ser. 02-14, Class A2, 7 1/2s, 2042	553,303	574,535
Ser. 01-T10, Class A2, 7 1/2s, 2041	3,527,458	3,657,166
Ser. 02-T4, Class A3, 7 1/2s, 2041	225,895	234,259
Ser. 02-T6, Class A2, 7 1/2s, 2041	8,244,006	8,538,455
Ser. 01-T12, Class A2, 7 1/2s, 2041	3,256,069	3,375,837
Ser. 01-T8, Class A1, 7 1/2s, 2041	918,908	951,367
Ser. 01-T7, Class A1, 7 1/2s, 2041	7,205,982	7,455,906
Ser. 01-T3, Class A1, 7 1/2s, 2040	645,853	668,695
Ser. 01-T1, Class A1, 7 1/2s, 2040	1,175,819	1,219,069
Ser. 99-T2, Class A1, 7 1/2s, 2039	393,901	410,277

COLLATERALIZED MORTGAGE OBLIGATIONS (37.7%)* continued

	Principal amount	Value

Fannie Mae
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	$1,554,731	$1,614,099
Ser. 02-T1, Class A3, 7 1/2s, 2031	571,416	592,958
Ser. 00-T6, Class A1, 7 1/2s, 2030	2,549,175	2,637,588
Ser. 01-T5, Class A3, 7 1/2s, 2030	73,515	76,147
Ser. 02-W7, Class A5, 7 1/2s, 2029	1,976,350	2,054,458
Ser. 01-T4, Class A1, 7 1/2s, 2028	7,590,376	7,922,743
Ser. 02-W3, Class A5, 7 1/2s, 2028	1,664,896	1,728,783
Ser. 02-26, Class A1, 7s, 2048	2,013,620	2,069,076
Ser. 04-T3, Class 1A3, 7s, 2044	2,122,824	2,185,959
Ser. 04-T2, Class 1A3, 7s, 2043	1,622,629	1,671,010
Ser. 03-W3, Class 1A2, 7s, 2042	981,213	1,008,653
Ser. 02-T16, Class A2, 7s, 2042	2,066,793	2,124,111
Ser. 02-14, Class A1, 7s, 2042	585,589	601,423
Ser. 01-W3, Class A, 7s, 2041	761,411	780,689
Ser. 05-W4, Class 1A3, 7s, 2035	2,916,697	3,004,901
Ser. 04-W1, Class 2A2, 7s, 2033	5,690,781	5,858,505
IFB Ser. 05-74, Class CP, 6.566s, 2035	2,219,868	2,167,617
IFB Ser. 05-76, Class SA, 6.566s, 2034	3,141,386	3,035,271
IFB Ser. 06-8, Class PK, 6.562s, 2036	4,028,057	3,777,471
IFB Ser. 05-57, Class CD, 6.527s, 2035	2,019,381	1,973,694
IFB Ser. 02-97, Class TW, IO, 6 1/2s, 2031	1,670,867	308,227
IFB Ser. 05-74, Class SK, 6.492s, 2035	4,200,901	4,090,996
IFB Ser. 06-27, Class SP, 6.382s, 2036	2,816,000	2,734,879
IFB Ser. 06-11, Class PS, 6.382s, 2036	3,717,170	3,527,246
IFB Ser. 06-8, Class HP, 6.382s, 2036	3,600,349	3,450,417
IFB Ser. 06-8, Class WK, 6.382s, 2036	5,420,586	5,166,106
IFB Ser. 05-106, Class US, 6.382s, 2035	5,360,872	5,220,108
IFB Ser. 05-99, Class SA, 6.382s, 2035	2,629,314	2,543,791
IFB Ser. 05-74, Class CS, 6.382s, 2035	2,529,983	2,455,094
IFB Ser. 05-45, Class DA, 6.236s, 2035	4,029,927	3,866,437
IFB Ser. 05-74, Class DM, 6.199s, 2035	5,181,108	4,958,396
IFB Ser. 04-79, Class SA, 6.189s, 2032	5,496,382	5,157,660
IFB Ser. 05-45, Class DC, 6.126s, 2035	3,178,176	3,036,091
IFB Ser. 05-114, Class SP, 5.942s, 2036	1,513,327	1,407,394
IFB Ser. 05-57, Class DC, 5.657s, 2034	3,935,812	3,820,519
Ser. 350, Class 2, IO, 5 1/2s, 2034	17,797,469	4,560,847
Ser. 329, Class 2, IO, 5 1/2s, 2033	12,434,898	3,190,597
IFB Ser. 05-45, Class PC, 5.372s, 2034	1,880,276	1,812,963
IFB Ser. 05-95, Class CP, 5.157s, 2035	423,337	402,733
IFB Ser. 05-95, Class OP, 5.037s, 2035	1,286,000	1,109,945
Ser. 06-42, Class PS, 5s, 2036	2,886,000	2,812,844
Ser. 06-45, Class SM, IO, 5s, 2036	8,825,000	416,452
Ser. 06-42, Class IB, IO, 5s, 2036	7,278,000	295,763
IFB Ser. 05-73, Class SA, 4.656s, 2035	2,260,541	2,087,998
IFB Ser. 05-83, Class QP, 4 1/2s, 2034	837,170	743,794
IFB Ser. 05-93, Class AS, 4.477s, 2034	1,073,972	940,439
IFB Ser. 97-44, Class SN, IO, 3.31s, 2023	1,815,322	150,490
IFB Ser. 05-56, Class TP, 3.272s, 2033	1,007,212	868,850
IFB Ser. 02-89, Class S, IO, 3.241s, 2033	4,794,920	424,051

COLLATERALIZED MORTGAGE OBLIGATIONS (37.7%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 02-36, Class QH, IO, 3.091s, 2029	$1,062,007	$18,277
IFB Ser. 03-66, Class SA, IO, 2.691s, 2033	5,203,130	382,919
IFB Ser. 03-48, Class S, IO, 2.591s, 2033	2,300,746	166,804
IFB Ser. 02-92, Class SB, IO, 2.391s, 2030	1,740,429	106,434
IFB Ser. 05-113, Class DI, IO, 2.271s, 2036	61,819,043	3,664,196
IFB Ser. 05-52, Class DC, IO, 2.241s, 2035	3,580,361	281,953
Ser. 03-W12, Class 2, IO, 2.229s, 2043	7,519,377	369,379
IFB Ser. 04-24, Class CS, IO, 2.191s, 2034	6,580,964	454,498
IFB Ser. 03-122, Class SA, IO, 2.141s, 2028	9,268,492	438,172
IFB Ser. 03-122, Class SJ, IO, 2.141s, 2028	9,892,111	474,588
IFB Ser. 04-65, Class ST, IO, 2.091s, 2034	7,178,208	376,856
IFB Ser. 04-51, Class S0, IO, 2.091s, 2034	1,296,172	63,593
IFB Ser. 04-60, Class SW, IO, 2.091s, 2034	12,288,264	827,541
IFB Ser. 05-65, Class KI, IO, 2.041s, 2035	29,260,483	1,622,874
Ser. 03-W10, Class 1, IO, 1.961s, 2043	30,021,951	1,358,779
Ser. 03-W10, Class 3, IO, 1.929s, 2043	11,562,207	538,393
IFB Ser. 05-42, Class SA, IO, 1.841s, 2035	10,344,567	534,436
IFB Ser. 05-73, Class SI, IO, 1.791s, 2035	2,605,505	124,372
IFB Ser. 05-17, Class ES, IO, 1.791s, 2035	5,131,138	318,021
IFB Ser. 05-17, Class SY, IO, 1.791s, 2035	2,389,736	149,421
IFB Ser. 05-62, Class FS, IO, 1.791s, 2034	6,551,935	347,289
IFB Ser. 05-82, Class SW, IO, 1.771s, 2035	9,924,361	434,578
IFB Ser. 05-82, Class SY, IO, 1.771s, 2035	12,627,849	552,962
IFB Ser. 05-45, Class EW, IO, 1.761s, 2035	22,361,742	1,066,405
IFB Ser. 05-45, Class SR, IO, 1.761s, 2035	16,777,744	798,312
IFB Ser. 05-47, Class SW, IO, 1.761s, 2035	14,614,896	626,842
IFB Ser. 05-105, Class S, IO, 1.741s, 2035	3,828,246	199,787
IFB Ser. 05-95, Class CI, IO, 1.741s, 2035	5,622,608	313,364
IFB Ser. 05-84, Class SG, IO, 1.741s, 2035	9,989,981	596,162
IFB Ser. 05-87, Class SG, IO, 1.741s, 2035	12,528,270	599,008
IFB Ser. 05-89, Class S, IO, 1.741s, 2035	17,854,902	772,782
IFB Ser. 05-69, Class AS, IO, 1.741s, 2035	2,617,122	140,670
IFB Ser. 05-54, Class SA, IO, 1.741s, 2035	11,858,606	511,402
IFB Ser. 05-23, Class SG, IO, 1.741s, 2035	7,913,409	450,075
IFB Ser. 05-29, Class SX, IO, 1.741s, 2035	9,499,457	537,078
IFB Ser. 05-57, Class CI, IO, 1.741s, 2035	7,441,132	396,933
IFB Ser. 05-104, Class NI, IO, 1.741s, 2035	1,692,097	108,116
IFB Ser. 05-17, Class SA, IO, 1.741s, 2035	7,209,579	433,597
IFB Ser. 05-17, Class SE, IO, 1.741s, 2035	7,715,224	458,119
IFB Ser. 05-57, Class DI, IO, 1.741s, 2035	16,084,376	808,867
IFB Ser. 04-92, Class S, IO, 1.741s, 2034	8,094,394	417,371
IFB Ser. 05-104, Class SI, IO, 1.741s, 2033	12,542,663	700,548
IFB Ser. 05-83, Class QI, IO, 1.731s, 2035	1,388,861	86,349
IFB Ser. 05-92, Class SC, IO, 1.721s, 2035	13,207,588	736,732
IFB Ser. 05-73, Class SD, IO, 1.721s, 2035	6,522,786	354,422
IFB Ser. 06-20, Class PI, IO, 1.721s, 2030	10,922,155	408,043
IFB Ser. 05-83, Class SL, IO, 1.711s, 2035	25,998,829	1,293,418
IFB Ser. 06-20, Class IG, IO, 1.691s, 2036	36,215,708	1,693,291
IFB Ser. 06-8, Class NS, IO, 1.671s, 2036	16,648,821	901,816

COLLATERALIZED MORTGAGE OBLIGATIONS (37.7%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-8, Class NY, IO, 1.641s, 2036	$6,638,423	$346,762
Ser. 03-W8, Class 12, IO, 1.637s, 2042	53,086,402	1,999,551
IFB Ser. 06-20, Class IB, IO, 1.631s, 2036	15,521,018	697,231
IFB Ser. 05-95, Class OI, IO, 1.631s, 2035	786,930	47,802
IFB Ser. 04-38, Class SI, IO, 1.611s, 2033	11,689,085	451,199
IFB Ser. 04-72, Class SB, IO, 1.541s, 2034	5,315,216	195,999
IFB Ser. 03-112, Class SA, IO, 1.541s, 2028	5,058,761	168,454
Ser. 03-W3, Class 2IO2, IO, 1.456s, 2042	3,799,281	6,750
Ser. 03-W6, Class 11, IO, 1.286s, 2035	5,300,197	3,180
IFB Ser. 05-67, Class BS, IO, 1.191s, 2035	6,703,470	259,759
Ser. 03-W10, Class 1A, IO, 1.174s, 2043	988,525	14,706
Ser. 03-W10, Class 3A, IO, 1.151s, 2043	1,191,145	19,563
Ser. 03-W17, Class 12, IO, 1.151s, 2033	13,945,630	408,989
IFB Ser. 05-74, Class SE, IO, 1.141s, 2035	13,674,515	391,848
IFB Ser. 05-82, Class SI, IO, 1.141s, 2035	21,388,417	615,752
Ser. 03-W19, IO, 1.104s, 2033	1,558,854	40,818
IFB Ser. 05-87, Class SE, IO, 1.091s, 2035	50,002,023	1,609,440
IFB Ser. 05-58, Class IK, IO, 1.041s, 2035	5,402,725	211,888
IFB Ser. 04-54, Class SW, IO, 1.041s, 2033	3,076,952	80,386
Ser. 03-T2, Class 2, IO, 0.848s, 2042	86,459,616	1,560,035
Ser. 03-18, Class X1, IO, 0.684s, 2042	39,893,231	541,080
Ser. 03-W6, Class 51, IO, 0.682s, 2042	22,527,059	247,798
Ser. 03-W3, Class 2IO1, IO, 0.682s, 2042	31,924,471	501,640
Ser. 01-T12, Class IO, 0.569s, 2041	39,873,977	457,808
Ser. 03-W2, Class 1, IO, 0.471s, 2042	46,390,131	439,715
Ser. 01-50, Class B1, IO, 0.453s, 2041	5,348,724	39,336
Ser. 02-T4, IO, 0.45s, 2041	22,099,837	194,329
Ser. 03-W3, Class 1, IO, 0.439s, 2042	29,938,822	280,510
Ser. 02-T1, Class IO, IO, 0.426s, 2031	32,422,238	291,905
Ser. 03-W6, Class 3, IO, 0.365s, 2042	30,693,739	144,261
Ser. 03-W6, Class 23, IO, 0.35s, 2042	32,825,690	147,716
Ser. 03-W8, Class 11, IO, 0.03s, 2042	15,006,286	1,504
Ser. 03-W6, Class 21, IO, 0.004s, 2042	6,247,713	1
Ser. 03-34, Class P1, Principal Only (PO),
zero %, 2043	142,149	96,994
Ser. 05-113, Class DO, PO, zero %, 2036	9,502,115	7,337,428
Ser. 363, Class 1, PO, zero %, 2035	20,154,195	14,066,900
Ser. 361, Class 1, PO, zero %, 2035	13,079,811	9,869,056
Ser. 05-65, Class KO, PO, zero %, 2035	932,617	734,002
Ser. 04-38, Class AO, PO, zero %, 2034	5,937,530	4,211,935
Ser. 342, Class 1, PO, zero %, 2033	2,791,538	2,082,361
Ser. 02-82, Class TO, PO, zero %, 2032	1,837,333	1,376,565
Ser. 04-61, Class CO, PO, zero %, 2031	4,902,000	3,578,460
Ser. 05-38, PO, zero %, 2031	544,000	373,490
FRB Ser. 05-117, Class GF, zero %, 2036	1,288,705	1,279,039
FRB Ser. 05-65, Class ER, zero %, 2035	4,034,339	4,402,172
FRB Ser. 05-57, Class UL, zero %, 2035	4,166,570	4,495,844
FRB Ser. 05-36, Class QA, zero %, 2035	778,161	802,300
FRB Ser. 05-65, Class CU, zero %, 2034	575,396	835,662
FRB Ser. 05-81, Class DF, zero %, 2033	590,029	684,806

COLLATERALIZED MORTGAGE OBLIGATIONS (37.7%)* continued

	Principal amount	Value

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	$404,153	$426,809
Ser. T-60, Class 1A3, 7 1/2s, 2044	7,688,802	8,012,906
Ser. T-59, Class 1A3, 7 1/2s, 2043	5,212,668	5,441,263
Ser. T-58, Class 4A, 7 1/2s, 2043	2,106,156	2,188,398
Ser. T-57, Class 1A3, 7 1/2s, 2043	5,546,637	5,762,731
Ser. T-51, Class 2A, 7 1/2s, 2042	2,392,080	2,479,886
Ser. T-42, Class A5, 7 1/2s, 2042	1,502,297	1,559,217
Ser. T-41, Class 3A, 7 1/2s, 2032	4,698,086	4,871,854
Ser. T-60, Class 1A2, 7s, 2044	7,082,440	7,289,870
Ser. T-41, Class 2A, 7s, 2032	183,956	188,579
Ser. T-56, Class A, IO, 0.641s, 2043	19,714,305	217,804
Ser. T-56, Class 3, IO, 0.353s, 2043	19,944,870	206,673
Ser. T-56, Class 1, IO, 0.279s, 2043	24,667,731	173,133
Ser. T-56, Class 2, IO, 0.038s, 2043	22,983,330	60,758
FFCA Secured Lending Corp. 144A Ser. 00-1, Class A2,
7.77s, 2027	7,604,544	8,035,097
First Union National Bank-Bank of America Commercial
Mortgage 144A Ser. 01-C1, Class 3, IO, 1.956s, 2033	41,972,740	2,726,100
First Union-Lehman Brothers Commercial
Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	3,492,000	3,766,947
Ser. 97-C2, Class G, 7 1/2s, 2029	1,156,000	1,249,631
Ser. 97-C1, Class A3, 7.38s, 2029	3,962,957	3,991,114
First Union-Lehman Brothers-Bank of America 144A
Ser. 98-C2, Class G, 7s, 2035	4,500,000	4,709,880
Freddie Mac
IFB Ser. 2990, Class LB, 4.419s, 2034	3,828,134	3,361,069
IFB Ser. 2963, Class SV, 8.995s, 2034	1,112,000	1,111,044
IFB Ser. 2763, Class SC, 8.995s, 2032	5,710,156	5,786,005
Ser. 3114, Class BL, IO, 7 1/2s, 2030	1,017,950	201,284
IFB Ser. 3081, Class DC, 7.104s, 2035	2,111,125	1,988,918
IFB Ser. 3114, Class GK, 6.795s, 2036	1,402,713	1,321,545
IFB Ser. 2976, Class LC, 6.449s, 2035	1,560,791	1,474,453
IFB Ser. 2976, Class KL, 6.412s, 2035	3,679,221	3,476,509
IFB Ser. 2996, Class SA, 6.322s, 2035	1,850,889	1,691,250
IFB Ser. 2990, Class DP, 6.302s, 2034	3,259,655	3,093,233
IFB Ser. 2979, Class AS, 6.302s, 2034	938,872	885,473
IFB Ser. 3072, Class SA, 6.155s, 2035	824,307	745,418
IFB Ser. 3072, Class SM, 5.825s, 2035	1,312,182	1,168,354
IFB Ser. 3072, Class SB, 5.679s, 2035	1,228,697	1,087,349
IFB Ser. 3065, Class DC, 5.156s, 2035	3,161,992	2,780,749
IFB Ser. 3050, Class SA, 4.622s, 2034	2,261,448	1,979,386
IFB Ser. 2990, Class WP, 4.383s, 2035	2,573,634	2,374,908
IFB Ser. 2927, Class SI, IO, 3.599s, 2035	6,078,869	656,976
Ser. 2437, Class SB, IO, 3.099s, 2032	5,633,713	457,739
IFB Ser. 2538, Class SH, IO, 2.649s, 2032	925,710	58,609
IFB Ser. 2828, Class GI, IO, 2.599s, 2034	6,702,373	601,923
IFB Ser. 2802, Class SM, IO, 2.449s, 2032	1,977,207	126,399

COLLATERALIZED MORTGAGE OBLIGATIONS (37.7%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 2869, Class SH, IO, 2.399s, 2034	$3,456,596	$197,305
IFB Ser. 2869, Class JS, IO, 2.349s, 2034	16,716,412	938,062
IFB Ser. 2882, Class SL, IO, 2.299s, 2034	3,773,171	259,540
IFB Ser. 2682, Class TQ, IO, 2.149s, 2033	2,790,247	145,616
IFB Ser. 2815, Class PT, IO, 2.149s, 2032	6,531,007	419,185
IFB Ser. 2828, Class TI, IO, 2.149s, 2030	3,163,281	186,831
IFB Ser. 3033, Class SF, IO, 1.899s, 2035	4,677,918	181,269
IFB Ser. 3028, Class ES, IO, 1.849s, 2035	15,701,971	1,007,603
IFB Ser. 2922, Class SE, IO, 1.849s, 2035	9,269,674	411,342
IFB Ser. 3045, Class DI, IO, 1.829s, 2035	20,090,733	907,508
IFB Ser. 2981, Class AS, IO, 1.819s, 2035	8,590,983	357,063
IFB Ser. 2981, Class BS, IO, 1.819s, 2035	4,354,198	187,775
IFB Ser. 3118, Class SD, IO, 1.799s, 2036	15,816,005	625,226
IFB Ser. 3054, Class CS, IO, 1.799s, 2035	3,597,381	166,940
IFB Ser. 3107, Class DC, IO, 1.799s, 2035	15,898,858	1,120,373
IFB Ser. 3129, Class SP, IO, 1.799s, 2035	6,678,782	312,026
IFB Ser. 3066, Class SI, IO, 1.799s, 2035	10,218,527	640,880
IFB Ser. 2924, Class SA, IO, 1.799s, 2035	13,211,128	549,088
IFB Ser. 2927, Class ES, IO, 1.799s, 2035	4,899,400	223,205
IFB Ser. 2950, Class SM, IO, 1.799s, 2016	6,795,833	331,297
IFB Ser. 3031, Class BI, IO, 1.789s, 2035	2,995,004	186,746
IFB Ser. 3067, Class SI, IO, 1.749s, 2035	11,832,051	779,319
IFB Ser. 2986, Class WS, IO, 1.749s, 2035	3,965,186	135,287
IFB Ser. 2962, Class BS, IO, 1.749s, 2035	19,862,810	995,778
IFB Ser. 3114, Class TS, IO, 1.749s, 2030	40,745,316	1,627,207
IFB Ser. 3114, Class BI, IO, 1.749s, 2030	15,125,760	565,613
IFB Ser. 2990, Class LI, IO, 1.729s, 2034	5,790,741	327,113
IFB Ser. 3065, Class DI, IO, 1.719s, 2035	2,303,603	133,733
IFB Ser. 3114, Class GI, IO, 1.699s, 2036	3,466,807	202,925
IFB Ser. 3081, Class DI, IO, 1.579s, 2035	3,035,507	162,018
IFB Ser. 2988, Class AS, IO, 1.299s, 2035	1,937,454	63,511
IFB Ser. 3016, Class SP, IO, 1.209s, 2035	3,089,358	93,163
IFB Ser. 3016, Class SQ, IO, 1.209s, 2035	7,363,208	228,952
IFB Ser. 2937, Class SY, IO, 1.199s, 2035	3,010,227	78,416
IFB Ser. 2957, Class SW, IO, 1.099s, 2035	17,063,861	485,254
IFB Ser. 2815, Class S, IO, 1.099s, 2032	7,247,752	202,021
Ser. 236, PO, zero %, 2036	13,502,507	9,955,629
Ser. 3045, Class DO, PO, zero %, 2035	1,620,296	1,203,324
Ser. 231, PO, zero %, 2035	126,184,701	89,302,476
Ser. 228, PO, zero %, 2035	32,475,397	24,000,546
FRB Ser. 3022, Class TC, zero %, 2035	632,835	759,402
FRB Ser. 3003, Class XF, zero %, 2035	3,719,460	4,227,390
FRB Ser. 2986, Class XT, zero %, 2035	376,582	418,005
FRB Ser. 2958, Class FL, zero %, 2035	1,631,331	1,563,663
FRB Ser. 3046, Class WF, zero %, 2035	911,843	907,133
FRB Ser. 3054, Class XF, zero %, 2034	379,517	420,315
GE Capital Commercial Mortgage Corp. Ser. 04-C2,
Class A4, 4.893s, 2040	8,506,000	8,034,700

COLLATERALIZED MORTGAGE OBLIGATIONS (37.7%)* continued

	Principal amount	Value

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.052s, 2043	$ 124,382,465	$1,036,255
Ser. 05-C3, Class XC, IO, 0.035s, 2045	292,832,000	1,511,013
General Growth Properties-Mall Properties Trust 144A
FRB Ser. 01-C1A, Class D3, 7.151s, 2014	2,600,334	2,602,772
GMAC Commercial Mortgage Securities, Inc.
Ser. 99-C3, Class F, 8.062s, 2036	488,000	524,151
Ser. 01-C2, Class A1, 6 1/4s, 2034	435,143	440,021
Ser. 03-C2, Class A2, 5.457s, 2040	7,723,000	7,633,027
Ser. 04-C2, Class A4, 5.301s, 2038	13,017,000	12,667,884
Ser. 97-C1, Class X, IO, 1.552s, 2029	18,888,677	620,898
Ser. 05-C1, Class X1, IO, 0.109s, 2043	108,047,000	1,924,317
GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	2,095,341	2,026,859
Ser. 06-C1, Class XC, IO, 0.043s, 2045	173,377,581	1,151,227
Government National Mortgage Association
IFB Ser. 05-7, Class JM, 5.918s, 2034	4,139,107	3,976,553
IFB Ser. 05-66, Class SP, 4.467s, 2035	1,913,366	1,663,022
IFB Ser. 04-86, Class SW, IO, 1.828s, 2034	8,264,093	408,337
IFB Ser. 05-65, Class SI, IO, 1.428s, 2035	7,967,450	305,815
IFB Ser. 05-68, Class SI, IO, 1.378s, 2035	26,036,220	1,099,420
IFB Ser. 06-10, Class SM, IO, 1.328s, 2036	18,106,280	695,960
IFB Ser. 06-14, Class S, IO, 1.328s, 2036	7,767,892	279,159
IFB Ser. 05-51, Class SJ, IO, 1.278s, 2035	7,788,332	317,616
IFB Ser. 05-68, Class S, IO, 1.278s, 2035	15,389,748	594,071
IFB Ser. 05-28, Class SA, IO, 1.278s, 2035	19,944,266	689,409
Ser. 99-31, Class MP, PO, zero %, 2029	150,897	125,016
Ser. 98-2, Class EA, PO, zero %, 2028	1,207,905	933,485
Greenwich Capital Commercial Funding Corp.
Ser. 05-GG5, Class XC, IO, 0.041s, 2037	237,692,408	1,057,192
Greenwich Capital Commercial Funding Corp. 144A
Ser. 05-GG3, Class XC, IO, 0.08s, 2042	107,854,592	1,741,852
GS Mortgage Securities Corp. II
Ser. 04-GG2, Class A6, 5.396s, 2038	5,069,000	4,965,111
Ser. 05-GG4, Class A4B, 4.732s, 2039	7,685,000	7,113,874
GS Mortgage Securities Corp. II 144A
FRB Ser. 03-FL6A, Class L, 8.151s, 2015	748,000	752,208
Ser. 98-C1, Class F, 6s, 2030	1,627,000	1,617,791
Ser. 03-C1, Class X1, IO, 0.297s, 2040	40,798,064	752,521
Ser. 05-GG4, Class XC, IO, 0.112s, 2039	133,722,852	2,545,215
Ser. 04-C1, Class X1, IO, 0.088s, 2028	46,397,217	376,977
Ser. 06-GG6, Class XC, IO, 0.04s, 2038	147,274,915	506,258
JP Morgan Commercial Mortgage Finance Corp.
Ser. 97-C5, Class F, 7.561s, 2029	1,171,000	1,259,498
JP Morgan Commercial Mortgage Finance Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	1,515,000	1,530,011

COLLATERALIZED MORTGAGE OBLIGATIONS (37.7%)* continued

	Principal amount	Value

JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 06-CB14, Class AM, 5.63s, 2044	$5,894,000	$5,789,676
Ser. 06-CB14, Class A4, 5.481s, 2044	11,600,000	11,364,404
Ser. 05-CB11, Class A4, 5.335s, 2037	8,740,000	8,827,400
Ser. 05-LDP2, Class AM, 4.78s, 2042	2,030,000	1,887,890
JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 04-FL1A, Class X1A, IO, 0.964s, 2019	7,702,431	25,445
Ser. 03-ML1A, Class X1, IO, 0.413s, 2039	20,756,283	767,010
Ser. 05-LDP1, Class X1, IO, 0.061s, 2046	46,954,397	432,861
Ser. 05-CB12, Class X1, IO, 0.06s, 2037	70,688,421	751,064
Ser. 05-LDP2, Class X1, IO, 0.051s, 2042	241,625,908	3,775,405
Ser. 05-LDP4, Class X1, IO, 0.047s, 2042	141,351,419	1,303,083
Ser. 06-LDP6, Class X1, IO, 0.041s, 2043	95,657,053	553,017
Ser. 06-CB14, Class X1, IO, 0.04s, 2044	58,833,373	275,781
Ser. 05-LDP3, Class X1, IO, 0.04s, 2042	173,314,918	1,299,862
Ser. 05-LDP5, Class X1, IO, 0.037s, 2044	447,739,816	2,098,780
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	926,463	929,029
Ser. 99-C1, Class G, 6.41s, 2031	991,777	910,654
Ser. 98-C4, Class G, 5.6s, 2035	784,000	762,657
Ser. 98-C4, Class H, 5.6s, 2035	1,328,000	1,244,793
LB-UBS Commercial Mortgage Trust
Ser. 05-C7, Class AM, 5.263s, 2040	9,607,000	9,233,943
Ser. 04-C7, Class A6, 4.786s, 2029	2,341,000	2,195,435
LB-UBS Commercial Mortgage Trust 144A
Ser. 05-C3, Class XCL, IO, 0.127s, 2040	71,790,665	1,543,603
Ser. 05-C2, Class XCL, IO, 0.107s, 2040	236,332,762	2,518,920
Ser. 05-C5, Class XCL, IO, 0.092s, 2020	106,242,048	1,506,935
Ser. 05-C7, Class XCL, IO, 0.083s, 2040	158,641,607	1,468,825
Ser. 06-C1, Class XCL, IO, 0.072s, 2041	168,306,745	1,813,374
Lehman Brothers Floating Rate Commercial
Mortgage Trust 144A
FRB Ser. 03-LLFA, Class L, 8.651s, 2014	2,250,000	2,248,402
FRB Ser. 04-LLFA, Class H, 5.851s, 2017	826,000	829,139
FRB Ser. 05-LLFA, 5.701s, 2018	534,000	534,000
Merrill Lynch Mortgage Investors, Inc.
Ser. 98-C3, Class E, 7.138s, 2030	826,000	870,043
Ser. 96-C2, Class JS, IO, 2.136s, 2028	3,804,167	152,018
Merrill Lynch Mortgage Trust Ser. 05-MCP1, Class XC,
IO, 0.052s, 2043	88,646,834	1,166,952
Merrill Lynch Mortgage Trust 144A Ser. 05-LC1,
Class X, IO, 0.238s, 2044	48,902,547	489,025
Merrill Lynch/Countrywide Commercial Mortgage Trust
144A Ser. 06-1, Class X, IO, 0.14s, 2039	126,898,000	768,328
Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.051s, 2037	4,214,124	1,590,832
Ser. 04-C2, Class X, IO, 6.405s, 2040	1,997,761	685,482
Ser. 05-C3, Class X, IO, 4.362s, 2044	3,724,341	1,220,886

COLLATERALIZED MORTGAGE OBLIGATIONS (37.7%)* continued

	Principal amount	Value

Morgan Stanley Capital 144A
Ser. 05-RR6, Class X, IO, 1.719s, 2043	$ 13,493,000	$926,969
Ser. 05-HQ6, Class X1, IO, 0.05s, 2042	113,277,379	1,123,938
Morgan Stanley Capital I
Ser. 05-HQ6, Class A4A, 4.989s, 2042	5,354,000	5,072,440
Ser. 04-HQ4, Class A7, 4.97s, 2040	2,771,000	2,623,777
Morgan Stanley Capital I 144A
Ser. 98-HF1, Class F, 7.18s, 2030	498,000	509,969
Ser. 04-RR, Class F5, 6s, 2039	1,350,000	1,103,790
Ser. 04-RR, Class F6, 6s, 2039	2,030,000	1,595,215
Ser. 05-HQ5, Class X1, IO, 0.088s, 2042	64,606,411	522,407
Morgan Stanley Dean Witter Capital I Ser. 00-LIF2,
Class A1, 6.96s, 2033	585,344	593,321
Mortgage Capital Funding, Inc. FRB Ser. 98-MC2,
Class E, 7 1/4s, 2030	1,389,000	1,426,831
Permanent Financing PLC FRB Ser. 8, Class 2C, 5.28s,
2042 (United Kingdom)	2,413,000	2,412,235
PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032	4,971,000	5,133,502
Ser. 00-C1, Class J, 6 5/8s, 2010	309,000	286,805
Ser. 00-C2, Class J, 6.22s, 2033	1,290,000	1,298,488
Pure Mortgages 144A
FRB Ser. 04-1A, Class F, 8.31s, 2034 (Ireland)	3,491,000	3,510,899
Ser. 04-1A, Class E, 6.06s, 2034 (Ireland)	1,374,000	1,374,344
QFA Royalties, LLC 144A Ser. 05-1, 7.3s, 2025	2,145,048	2,102,625
Salomon Brothers Mortgage Securities VII 144A
Ser. 03-CDCA, Class X3CD, IO, 1.43s, 2015	5,055,133	32,646
SBA CMBS Trust 144A Ser. 05-1A, Class D, 6.219s, 2035	770,000	760,261
STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018 (Cayman Islands)	993,000	854,606
Ser. 03-1A, Class M, 5s, 2018 (Cayman Islands)	673,000	553,724
Ser. 04-1A, Class L, 5s, 2018 (Cayman Islands)	443,000	379,385
Wachovia Bank Commercial Mortgage Trust
Ser. 06-C23, Class A4, 5.418s, 2045	15,955,000	15,540,489
Ser. 05-C17, Class A4, 5.083s, 2042	8,696,000	8,297,375
Ser. 04-C15, Class A4, 4.803s, 2041	4,128,000	3,861,758
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 8.201s, 2018	944,000	941,262
Ser. 03-C3, Class IOI, IO, 0.401s, 2035	23,191,266	784,837
Ser. 05-C18, Class XC, IO, 0.055s, 2042	51,363,198	518,768
Ser. 06-C23, Class XC, IO, 0.052s, 2045	297,637,197	1,812,611
Washington Mutual Asset Securities Corp. 144A
Ser. 05-C1A, Class G, 5.72s, 2036	219,000	205,988
Washington Mutual Multi-Fam., Mtge. 144A Ser. 01-1,
Class B5, 7.209s, 2031 (Cayman Islands)	1,793,000	1,848,528

Total collateralized mortgage obligations (cost $998,459,334)		$955,648,056

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (31.2%)*

	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.2%)
Government National Mortgage Association
Graduated Payment Mortgages
11s, with due dates from March 15, 2010 to
October 15, 2010	$29,519	$31,959
Government National Mortgage Association
Pass-Through Certificates
7s, with due dates from April 15, 2026 to
December 15, 2031	912,528	955,988
6s, TBA, May 1, 2036	1,550,000	1,555,691
5 1/2s, TBA, May 1, 2036	1,650,000	1,612,488
		4,156,126

U.S. Government Agency Mortgage Obligations (31.0%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, December 1, 2029	41,221	43,013
7s, January 1, 2015	41,184	41,888
7s, TBA, May 1, 2036	5,900,000	6,058,563
6s, with due dates from April 1, 2034 to June 1, 2034	22,488	22,451
5 1/2s, with due dates from December 1, 2034 to
July 1, 2035	3,155,109	3,069,811
5 1/2s, April 1, 2020	299,849	297,213
5 1/2s, TBA, May 1, 2021	5,250,000	5,201,601
4 1/2s, TBA, May 1, 2036	9,550,000	8,737,504
4s, TBA, May 1, 2021	2,515,000	2,337,575
Federal National Mortgage Association Graduated
Payment Mortgages 8s, December 1, 2008	113,451	115,043
Federal National Mortgage Association
Pass-Through Certificates
11s, October 1, 2015	14,861	16,112
9s, with due dates from January 1, 2027 to July 1, 2032	411,998	445,159
8s, with due dates from January 1, 2025 to July 1, 2033	1,638,829	1,722,655
7 1/2s, with due dates from September 1, 2022 to July 1, 2033	1,261,519	1,311,037
7s, with due dates from August 1, 2021 to December 1, 2035	6,453,600	6,646,698
7s, with due dates from January 1, 2007 to September 1, 2017	1,309,046	1,330,850
6 1/2s, with due dates from August 1, 2032 to October 1, 2034	10,854,057	11,057,224
6 1/2s, with due dates from September 1, 2010
to February 1, 2019	221,192	226,119
6s, with due dates from February 1, 2034 to February 1, 2036	1,732,181	1,726,294
6s, with due dates from August 1, 2013 to November 1, 2017	2,637,675	2,671,773
6s, TBA, May 1, 2036	77,930,000	77,576,884
5 1/2s, with due dates from February 1, 2021
to February 1, 2036	1,629,981	1,616,936
5 1/2s, with due dates from November 1, 2011
to January 1, 2021	11,715,318	11,634,355
5 1/2s, TBA, May 1, 2036	367,895,000	357,260,554
5s, with due dates from April 1, 2021 to August 1, 2035	156,421	148,587
5s, June 1, 2019	47,086	45,883

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (31.2%)* continued

	Principal amount	Value

Federal National Mortgage Association
Pass-Through Certificates
5s, TBA, May 1, 2036	$ 223,800,000	$211,683,334
4 1/2s, with due dates from April 1, 2020 to July 1, 2034	40,033,779	38,080,581
4 1/2s, TBA, May 1, 2036	36,600,000	33,509,017
4s, with due dates from May 1, 2019 to August 1, 2020	988,098	922,180
		785,556,894

Total U.S. government and agency mortgage obligations (cost $796,711,293)		$789,713,020

U.S. GOVERNMENT AGENCY OBLIGATIONS (0.5%)*

	Principal amount	Value

Fannie Mae
7 1/4s, with due dates from January 15, 2010 to May 15, 2030	$ 5,080,000	$5,475,317
7 1/8s, January 15, 2030	370,000	445,448
6 5/8s, September 15, 2009	4,990,000	5,227,025
4 1/4s, July 15, 2007	2,210,000	2,187,152

Total U.S. government agency obligations (cost $13,372,530)		$13,334,942

U.S. TREASURY OBLIGATIONS (0.9%)*

	Principal amount	Value

U.S. Treasury Bonds 8 7/8s, February 15, 2019	$ 11,940,000	$15,951,094
U.S. Treasury Notes
4 1/4s, November 15, 2013	2,085,000	1,984,985
3 1/4s, August 15, 2008	3,934,000	3,796,924

Total U.S. treasury obligations (cost $22,320,781)		$21,733,003

ASSET-BACKED SECURITIES (17.1%)*

	Principal amount	Value

Aames Mortgage Investment Trust FRB Ser. 04-1,
Class 2A1, 5.299s, 2034	$ 1,381,323	$1,382,688
ABSC NIMS Trust 144A Ser. 05-HE2, Class A1, 4 1/2s,
2035 (Cayman Islands)	1,317,495	1,291,507
Advanta Business Card Master Trust FRB Ser. 04-C1,
Class C, 5.973s, 2013	1,939,000	1,964,905
Advanta Mortgage Loan Trust Ser. 00-1, Class A4,
8.61s, 2028	240,711	240,410
Aegis Asset Backed Securities Trust 144A
Ser. 04-2N, Class N1, 4 1/2s, 2034	10,896	10,860
Ser. 04-5N, Class Note, 5s, 2034	193,380	192,110
Ser. 04-6N, Class Note, 4 3/4s, 2035	318,816	316,326
AFC Home Equity Loan Trust Ser. 99-2, Class 1A,
5.369s, 2029	5,929,440	5,954,822
American Express Credit Account Master Trust 144A
Ser. 04-C, Class C, 5.401s, 2012	8,215,296	8,216,578

ASSET-BACKED SECURITIES (17.1%)* continued

	Principal amount	Value

American Home Mortgage Investment Trust
FRB Ser. 04-3, Class 2A, 3.59s, 2034	$2,662,150	$2,614,600
FRB Ser. 04-3, Class 3A, 3.71s, 2034	3,662,180	3,601,796
Americredit Automobile Receivables Trust 144A
Ser. 05-1, Class E, 5.82s, 2012	813,443	810,856
Ameriquest Finance NIM Trust 144A
Ser. 04-IAN, Class 1A, 5.437s, 2034 (Cayman Islands)	6,066	6,053
Ser. 04-RN9, Class N1, 4.8s, 2034 (Cayman Islands)	152,724	152,724
Ameriquest Mortgage Securities, Inc. FRB Ser. 06-R1,
Class M10, 7.459s, 2036	1,245,000	1,044,321
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	1,993,000	1,991,643
Ser. 04-1A, Class E, 6.42s, 2039	1,469,204	1,426,812
Argent NIM Trust 144A Ser. 04-WN9, Class A, 5.19s,
2034 (Cayman Islands)	36,804	36,574
Asset Backed Funding Corp. NIM Trust 144A
Ser. 04-0PT5, Class N1, 4.45s, 2034 (Cayman Islands)	67,333	67,157
FRB Ser. 05-OPT1, Class B1, 7.459s, 2035	587,000	434,953
Asset Backed Securities Corp. Home Equity Loan Trust
FRB Ser. 04-HE9, Class A2, 5.329s, 2034	678,552	679,567
FRB Ser. 05-HE1, Class A3, 5.249s, 2035	892,866	893,776
Asset Backed Securities Corp. Home Equity Loan Trust
144A FRB Ser. 06-HE2, Class M11, 7.459s, 2036	336,000	273,702
Aviation Capital Group Trust 144A FRB Ser. 03-2A,
Class G1, 5.623s, 2033	1,497,463	1,499,685
Banc of America Mortgage Securities
Ser. 04-D, Class 2A, IO, 0.542s, 2034	19,139,712	59,812
Ser. 05-E, Class 2, IO, 0.306s, 2035	43,628,000	286,309
Bank One Issuance Trust FRB Ser. 03-C4, Class C4, 5.931s, 2011	1,390,000	1,416,225
Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014	534,000	523,659
Bayview Financial Acquisition Trust
Ser. 04-D, Class A, IO, 3.938s, 2007	17,726,400	545,763
Ser. 05-B, Class A, IO, 3.382s, 2039	11,685,978	392,906
FRB Ser. 03-F, Class A, 5 1/2s, 2043	2,810,632	2,815,704
FRB Ser. 03-G, Class A1, 5.6s, 2039	6,300,000	6,307,098
FRB Ser. 04-D, Class A, 5.39s, 2044	3,547,593	3,550,553
Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class A, 5.659s, 2038	1,546,964	1,556,091
FRB Ser. 03-SSRA, Class M, 6.309s, 2038	1,766,703	1,785,960
FRB Ser. 04-SSRA, Class A1, 5.559s, 2039	2,094,831	2,099,649
Bear Stearns Adjustable Rate Mortgage Trust
Ser. 04-1, Class 11A1, 3.617s, 2034	3,583,153	3,542,755
Bear Stearns Alternate Trust
Ser. 04-12, Class 2A2, 4.986s, 2035	2,526,221	2,508,061
Ser. 04-9, Class 1A1, 4.949s, 2034	1,061,622	1,055,503
Ser. 05-2, Class 2A2A, 4.826s, 2035	1,511,360	1,498,764
Ser. 05-5, Class 21A1, 4.683s, 2035	5,721,587	5,651,830
Bear Stearns Asset Backed Securities NIM Trust 144A
Ser. 04-FR1, Class A1, 5s, 2034 (Cayman Islands)	65,145	65,013
Ser. 04-HE10, Class A1, 4 1/4s, 2034 (Cayman Islands)	196,690	195,338

ASSET-BACKED SECURITIES (17.1%)* continued

	Principal amount	Value

Bear Stearns Asset Backed Securities NIM Trust 144A
Ser. 04-HE10, Class A2, 5s, 2034 (Cayman Islands)	$347,000	$343,964
Ser. 04-HE6, Class A1, 5 1/4s, 2034 (Cayman Islands)	53,487	53,412
Ser. 04-HE7N, Class A1, 5 1/4s, 2034	73,141	73,038
Ser. 04-HE8N, Class A1, 5s, 2034	50,849	50,738
Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 03-1, Class A1, 5.459s, 2042	943,758	943,754
FRB Ser. 03-3, Class A2, 5.549s, 2043	2,964,000	2,970,947
FRB Ser. 05-3, Class A1, 5.409s, 2035	1,569,923	1,569,923
FRB Ser. 06-EC1, Class M9, 6.959s, 2035	944,000	765,820
FRB Ser. 06-PC1, Class M9, 6.709s, 2035	546,000	439,871
Broadhollow Funding, LLC 144A FRB Ser. 04-A,
Class Sub, 6.57s, 2009	2,169,000	2,194,160
Capital Auto Receivables Asset Trust 144A
Ser. 05-1, Class D, 6 1/2s, 2011	1,776,000	1,741,868
Ser. 06-1, Class D, 7.39s, 2013	1,000,000	995,781
Capital One Multi-Asset Execution Trust FRB
Ser. 02-C1, Class C1, 7.651s, 2010	880,000	907,913
CARMAX Auto Owner Trust Ser. 04-2, Class D, 3.67s, 2011	406,576	398,364
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B3, 8.251s, 2011
(Cayman Islands)	101,729	104,305
FRB Ser. 04-AA, Class B4, 10.401s, 2011
(Cayman Islands)	207,579	217,923
CDO Repackaging Trust Series 144A FRB Ser. 03-2,
Class A, 9.04s, 2008	4,870,000	5,210,900
Centex Home Equity Ser. 04-C, Class A, IO, 3 1/2s, 2006	3,777,400	10,283
Chase Credit Card Master Trust FRB Ser. 03-3,
Class C, 5.981s, 2010	2,550,000	2,597,187
Chase Funding Net Interest Margin 144A Ser. 04-OPT1,
Class Note, 4.458s, 2034	352,291	352,070
CHEC NIM Ltd., 144A
Ser. 04-2, Class N1, 4.45s, 2034 (Cayman Islands)	12,552	12,533
Ser. 04-2, Class N2, 8s, 2034 (Cayman Islands)	350,000	346,860
Ser. 04-2, Class N3, 8s, 2034 (Cayman Islands)	223,000	203,084
Citibank Credit Card Issuance Trust FRB Ser. 01-C1,
Class C1, 6.148s, 2010	1,390,000	1,409,602
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 06-WMC1,
Class M10, 8.459s, 2035	264,000	234,424
Conseco Finance Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030	8,500,000	7,164,200
Ser. 00-4, Class A6, 8.31s, 2032	8,633,000	7,195,395
Ser. 00-5, Class A4, 7.47s, 2032	1,151,110	1,153,557
Ser. 00-5, Class A6, 7.96s, 2032	4,808,000	3,950,354
Ser. 01-1, Class A4, 6.21s, 2032	3,411,183	3,418,278
Ser. 01-1, Class A5, 6.99s, 2032	281,000	253,462
Ser. 01-3, Class A4, 6.91s, 2033	9,027,000	8,478,240
Ser. 01-4, Class A4, 7.36s, 2033	7,948,000	7,683,610
Ser. 01-4, Class B1, 9.4s, 2033	434,272	35,827
Ser. 02-1, Class A, 6.681s, 2033	10,770,483	10,844,098

ASSET-BACKED SECURITIES (17.1%)* continued

	Principal amount	Value

Conseco Finance Securitizations Corp.
Ser. 02-1, Class M2, 9.546s, 2033	$3,629,000	$1,995,950
Ser. 02-2, Class A, IO, 8 1/2s, 2033	9,671,368	2,229,744
Consumer Credit Reference IDX Securities 144A FRB
Ser. 02-1A, Class A, 6.935s, 2007	3,653,000	3,707,795
Countrywide Alternative Loan Trust
Ser. 04-15, Class 1A1, 4.934s, 2034	908,310	901,214
Ser. 05-24, Class 1AX, IO, 1.233s, 2035	20,672,970	542,665
Ser. 05-24, Class IIAX, IO, 1.201s, 2035	26,024,063	975,902
Countrywide Asset Backed Certificates 144A
Ser. 04-11N, Class N, 5 1/4s, 2036	76,664	76,428
Ser. 04-14N, 5s, 2036	354,497	351,864
Ser. 04-6N, Class N1, 6 1/4s, 2035	803,144	797,713
Ser. 04-BC1N, Class Note, 5 1/2s, 2035	159,551	155,753
Countrywide Home Loans
Ser. 05-2, Class 2X, IO, 1.428s, 2035	28,164,022	629,291
Ser. 05-9, Class 1X, IO, 1 1/4s, 2035	26,931,377	649,046
Ser. 06-0A5, Class X, IO, 1.464s, 2046	32,508,899	1,625,445
Countrywide Home Loans 144A Ser. 05-R2, Class 2A3,
8s, 2035	1,381,516	1,446,706
Countrywide Partnership Trust 144A Ser. 04-EC1N,
Class N, 5s, 2035	145,179	144,622
Crest, Ltd. 144A Ser. 03-2A, Class D2, 6.723s, 2038
(Cayman Islands)	2,157,000	2,120,115
CS First Boston Mortgage Securities Corp. 144A
Ser. 04-FR1N, Class A, 5s, 2034	1,211,295	1,199,182
Fieldstone Mortgage Investment Corp. FRB Ser. 05-1,
Class M3, 5.499s, 2035	859,000	860,828
Finance America NIM Trust 144A Ser. 04-1, Class A,
5 1/4s, 2034	175,425	66,013
First Chicago Lennar Trust 144A Ser. 97-CHL1,
Class D, 7.577s, 2039	3,933,672	3,923,838
First Franklin Mortgage Loan NIM Trust 144A
Ser. 04-FF10, Class N1, 4.45s, 2034 (Cayman Islands)	58,412	58,267
Ser. 04-FF7A, Class A, 5s, 2034 (Cayman Islands)	59,299	59,122
First Horizon Mortgage Pass-Through Trust
Ser. 05-AR2, Class 1A1, 4.832s, 2035	4,033,997	3,985,855
First Plus Home Loan Trust Ser. 97-3, Class B1,
7.79s, 2023	707,486	707,928
Fort Point CDO, Ltd. FRB Ser. 03-2A, Class A2,
5.873s, 2038 (Cayman Islands)	834,000	841,756
Foxe Basin, Ltd. 144A FRB Ser. 03-1A, Class A1,
5.41s, 2015 (Cayman Islands)	2,600,000	2,605,200
Fremont NIM Trust 144A
Ser. 04-3, Class A, 4 1/2s, 2034	345,045	342,486
Ser. 04-3, Class B, 7 1/2s, 2034	289,627	249,079
Ser. 04-D, Class N1, 4 1/2s, 2034 (Cayman Islands)	187,293	186,580
Ser. 04-D, Class N2, 7 1/2s, 2034 (Cayman Islands)	79,100	78,465
G-Force CDO, Ltd. 144A Ser. 03-1A, Class E, 6.58s,
2038 (Cayman Islands)	1,241,000	1,234,964

ASSET-BACKED SECURITIES (17.1%)* continued

	Principal amount	Value

G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 6.959s,
2037 (Cayman Islands)	$417,000	$433,463
GE Capital Credit Card Master Note Trust FRB
Ser. 04-2, Class C, 5.381s, 2010	2,444,480	2,447,418
GE Corporate Aircraft Financing, LLC 144A
Ser. 04-1A, Class B, 5.809s, 2018	288,881	288,708
FRB Ser. 05-1A, Class C, 6.259s, 2019	1,593,000	1,592,984
Gears Auto Owner Trust Ser. 05-AA, Class E1, 8.22s, 2012	2,523,000	2,489,726
GEBL 144A
Ser. 04-2, Class C, 5.751s, 2032	369,451	369,451
Ser. 04-2, Class D, 7.651s, 2032	985,202	966,533
GMAC Mortgage Corp. Loan Trust Ser. 04-HE5, Class A,
IO, 6s, 2007	8,200,500	348,521
Goldentree Loan Opportunities II, Ltd. 144A FRB
Ser. 2A, Class 4, 7.93s, 2015 (Cayman Islands)	750,000	754,875
Granite Mortgages PLC
FRB Ser. 01-1, Class 1C, 6.48s, 2041 (United Kingdom)	3,733,333	3,771,833
FRB Ser. 02-1, Class 1C, 6.38s, 2042 (United Kingdom)	1,140,000	1,146,680
FRB Ser. 02-2, Class 1C, 6.33s, 2043 (United Kingdom)	860,000	868,213
FRB Ser. 04-1, Class 1C, 5.83s, 2044 (United Kingdom)	2,130,000	2,131,331
Green Tree Financial Corp.
Ser. 95-8, Class B1, 7.3s, 2026	467,121	360,257
Ser. 97-4, Class A7, 7.36s, 2029	415,070	415,963
Ser. 97-6, Class A8, 7.07s, 2029	392,464	395,498
Ser. 97-6, Class A9, 7.55s, 2029	1,110,994	1,140,738
Ser. 97-7, Class A8, 6.86s, 2029	310,220	312,128
Ser. 99-3, Class A5, 6.16s, 2031	230,170	231,609
Ser. 99-3, Class A6, 6 1/2s, 2031	1,473,000	1,466,437
Ser. 99-5, Class A5, 7.86s, 2030	19,225,000	16,691,051
Greenpoint Manufactured Housing Ser. 00-3, Class IA,
8.45s, 2031	5,044,954	4,621,496
Greenpoint Mortgage Funding Trust Ser. 05-AR1,
Class X1, IO, 1.985s, 2045	19,113,693	522,641
GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011	1,710,219	1,698,059
GSAMP Trust 144A
Ser. 04-NIM1, Class N1, 5 1/2s, 2034	182,760	182,724
Ser. 04-NIM1, Class N2, zero %, 2034	1,990,000	1,465,635
Ser. 04-NIM2, Class N, 4 7/8s, 2034	951,272	947,182
Ser. 05-NC1, Class N, 5s, 2035	403,987	403,098
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	1,307,815	1,360,154
Ser. 05-RP3, Class 1A3, 8s, 2035	1,627,701	1,711,251
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	589,533	625,884
GSMPS Mortgage Loan Trust 144A
Ser. 04-4, Class 1AS, IO, 1.279s, 2034	16,308,580	494,354
Ser. 05-RP1, Class 1A3, 8s, 2035	179,109	188,279
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	2,061,153	2,148,958
Ser. 05-RP2, Class 1A3, 8s, 2035	1,797,750	1,890,334

ASSET-BACKED SECURITIES (17.1%)* continued

	Principal amount	Value

Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-1A, Class D, 6.489s, 2030
(Cayman Islands)	$2,359,000	$2,359,000
FRB Ser. 05-2A, Class D, 6.509s, 2030
(Cayman Islands)	1,609,000	1,609,483
HASCO NIM Trust 144A Ser. 05-OP1A, Class A, 6 1/4s, 2035	1,385,358	1,338,198
High Income Trust Securities 144A FRB Ser. 03-1A,
Class A, 5.215s, 2036 (Cayman Islands)	2,795,673	2,676,857
Holmes Financing PLC
FRB Ser. 4, Class 3C, 6.368s, 2040 (United Kingdom)	860,000	861,262
FRB Ser. 8, Class 2C, 5.788s, 2040 (United Kingdom)	976,000	978,245
Home Equity Asset Trust 144A
Ser. 04-3N, Class A, 5s, 2034	7,354	7,299
Ser. 04-4N, Class A, 5s, 2034	228,175	225,323
Hyundai Auto Receivables Trust Ser. 04-A, Class D,
4.1s, 2011	551,000	537,391
Lehman Manufactured Housing Ser. 98-1, Class 1, IO,
0.809s, 2028	31,918,261	621,513
LNR CDO, Ltd. 144A
FRB Ser. 02-1A, Class FFL, 7.7s, 2037 (Cayman Islands)	6,071,000	6,151,866
FRB Ser. 03-1A, Class EFL, 7.95s, 2036 (Cayman Islands)	4,150,000	4,474,530
Long Beach Asset Holdings Corp. NIM Trust 144A
Ser. 04-5, Class Note, 5s, 2034	36,722	36,659
Ser. 05-1, Class N1, 4.115s, 2035	634,415	631,243
Long Beach Mortgage Loan Trust
Ser. 04-3, Class S1, IO, 4 1/2s, 2006	18,613,836	488,613
Ser. 04-3, Class S2, IO, 4 1/2s, 2006	9,306,935	244,307
Long Beach Mortgage Loan Trust 144A FRB Ser. 06-WL3,
Class B1, 7.459s, 2036	1,400,000	1,124,718
Madison Avenue Manufactured Housing
Contract
Ser. 02-A IO, 0.3s, 2032	209,150,767	2,222,227
FRB Ser. 02-A, Class B1, 8.209s, 2032	5,098,734	2,549,367
Marriott Vacation Club Owner Trust 144A
Ser. 04-2A, Class C, 4.741s, 2026	207,201	197,950
Ser. 04-2A, Class D, 5.389s, 2026	179,201	171,774
Ser. 05-2, Class D, 6.205s, 2027	203,317	201,221
FRB Ser. 02-1A, Class A1, 5.623s, 2024	2,591,400	2,614,090
MASTR Adjustable Rate Mortgages Trust
Ser. 04-03, Class 4AX, IO, 1.417s, 2034	4,161,183	93,627
Ser. 04-7, Class 2A1, 4.66s, 2034	1,120,759	1,104,871
Ser. 05-2, Class 7AX, IO, 0.168s, 2035	11,045,212	33,136
Ser. 06-OA1, Class X, IO, zero %, 2046	9,501,875	484,691
MASTR Asset Backed Securities NIM Trust 144A
Ser. 04-CI5, Class N2, 9s, 2034 (Cayman Islands)	625,845	629,475
Ser. 04-HE1A, Class Note, 5.191s, 2034
(Cayman Islands)	46,152	46,060
MASTR Reperforming Loan Trust 144A
Ser. 05-1, Class 1A4, 7 1/2s, 2034	2,343,873	2,428,106
Ser. 05-2, Class 1A3, 7 1/2s, 2035	3,301,068	3,419,700

ASSET-BACKED SECURITIES (17.1%)* continued

	Principal amount	Value

MBNA Credit Card Master Note Trust FRB Ser. 03-C5,
Class C5, 6.081s, 2010	$2,550,000	$2,598,143
Merit Securities Corp. 144A FRB Ser. 11PA, Class 3A1,
5.62s, 2027	8,296,238	7,964,389
Merrill Lynch Mortgage Investors, Inc. Ser. 03-WM3N,
Class N1, 8s, 2034	10,409	10,282
Merrill Lynch Mortgage Investors, Inc. 144A
Ser. 04-FM1N, Class N1, 5s, 2035 (Cayman Islands)	30,512	30,207
Ser. 04-HE2N, Class N1, 5s, 2035 (Cayman Islands)	219,127	215,292
Ser. 04-OP1N, Class N1, 4 3/4s, 2035 (Cayman Islands)	53,471	53,004
Ser. 04-WM2N, Class N1, 4 1/2s, 2034	94,680	93,941
Ser. 04-WM3N, Class N1, 4 1/2s, 2035	77,464	76,302
Ser. 05-WM1N, Class N1, 5s, 2035	484,434	478,378
Metris Master Trust FRB Ser. 04-2, Class C, 6.273s, 2010	1,665,000	1,673,903
Metris Master Trust 144A
FRB Ser. 01-2, Class C, 6.823s, 2009	1,379,000	1,380,634
FRB Ser. 04-2, Class D, 8.173s, 2010	824,000	832,240
Mid-State Trust
Ser. 10, Class B, 7.54s, 2036	986,385	842,696
Ser. 11, Class B, 8.221s, 2038	927,402	905,943
MMCA Automobile Trust Ser. 02-1, Class B, 5.37s, 2010	2,383,113	2,374,057
Morgan Stanley ABS Capital I FRB Ser. 04-WMC3,
Class A2PT, 5.249s, 2035	1,549,147	1,549,632
Morgan Stanley Auto Loan Trust Ser. 04-HB2, Class D,
3.82s, 2012	18,811	18,801
Morgan Stanley Auto Loan Trust 144A
Ser. 04-HB1, Class D, 5 1/2s, 2011	720,169	715,666
Ser. 04-HB2, Class E, 5s, 2012	633,000	620,693
Morgan Stanley Dean Witter Capital I
FRB Ser. 01-NC3, Class B1, 8.634s, 2031	319,933	319,933
FRB Ser. 01-NC4, Class B1, 8.709s, 2032	428,958	429,411
Morgan Stanley Mortgage Loan Trust Ser. 05-5AR,
Class 2A1, 5.42s, 2035	8,234,187	8,222,289
Navigator CDO, Ltd. 144A FRB Ser. 03-1A, Class A1,
5.239s, 2015 (Cayman Islands)	1,555,000	1,557,799
Navistar Financial Corp. Owner Trust
Ser. 04-B, Class C, 3.93s, 2012	615,356	595,780
Ser. 05-A, Class C, 4.84s, 2014	756,228	742,944
Neon Capital, Ltd. 144A limited recourse sec.
notes Ser. 96, 1.458s, 2013 (Cayman Islands) (F) (g)	1,026,842	198,275
New Century Home Equity Loan Trust Ser. 03-5,
Class AI7, 5.15s, 2033	2,365,000	2,255,885
Newcastle CDO, Ltd. 144A FRB Ser. 3A, Class 4FL,
8.15s, 2038 (Cayman Islands)	966,000	970,106
Nomura Asset Acceptance Corp. Ser. 04-R3, Class PT,
8.795s, 2035	986,515	1,036,149
Nomura Asset Acceptance Corp. 144A Ser. 04-R2,
Class PT, 9.087s, 2034	507,606	533,938
Oakwood Mortgage Investors, Inc. Ser. 02-C, Class A1,
5.41s, 2032	6,385,448	5,395,372

ASSET-BACKED SECURITIES (17.1%)* continued

	Principal amount	Value

Oakwood Mortgage Investors, Inc. 144A Ser. 01-B,
Class A4, 7.21s, 2030	$955,550	$842,005
Ocean Star PLC 144A
FRB Ser. 04, Class D, 7.04s, 2018 (Ireland)	798,000	820,943
FRB Ser. 05-A, Class D, 6.24s, 2012 (Ireland)	908,000	907,909
Option One Mortgage Loan Trust FRB Ser. 05-4,
Class M11, 7.459s, 2035	298,000	259,807
Origen Manufactured Housing Ser. 04-B, Class A2,
3.79s, 2017	551,000	536,020
Park Place Securities NIM Trust 144A
Ser. 04-MCWN1, Class A, 4.458s, 2034	11,253	11,239
Ser. 04-WHQ2, Class A, 4s, 2035	78,617	77,831
Park Place Securities, Inc. FRB Ser. 04-WHQ2,
Class A3A, 5.309s, 2035	1,505,814	1,507,144
Park Place Securities, Inc. 144A
FRB Ser. 04-MHQ1, Class M10, 7.459s, 2034	570,000	519,699
FRB Ser. 05-WCW2, Class M11, 7.459s, 2035	2,532,000	1,962,300
People’s Choice Net Interest Margin Note 144A
Ser. 04-2, Class A, 5s, 2034	289,480	288,380
Ser. 04-2, Class B, 5s, 2034	428,000	417,043
Permanent Financing PLC FRB Ser. 3, Class 3C, 6.03s,
2042 (United Kingdom)	2,510,000	2,541,772
Providian Gateway Master Trust FRB Ser. 04-EA,
Class E, 7.57s, 2011	3,450,000	3,510,375
Providian Gateway Master Trust 144A
Ser. 04-DA, Class D, 4.4s, 2011	1,183,000	1,150,837
FRB Ser. 04-AA, Class D, 6.751s, 2011	1,400,000	1,418,564
FRB Ser. 04-BA, Class D, 6.301s, 2010	850,000	851,841
FRB Ser. 04-EA, Class D, 5.831s, 2011	2,100,000	2,122,884
Renaissance NIM Trust 144A Ser. 05-1, Class N, 4.7s, 2035	342,437	342,437
Residential Accredit Loans, Inc. Ser. 04-QA5,
Class A2, 4.976s, 2034	844,595	839,156
Residential Asset Mortgage Products, Inc.
Ser. 02-SL1, Class AI3, 7s, 2032	285,956	284,731
Ser. 04-RZ2, Class A, IO, 3 1/2s, 2006	2,955,556	7,966
Residential Asset Securities Corp. 144A
Ser. 04-N10B, Class A1, 5s, 2034	450,891	448,919
Ser. 04-NT, Class Note, 5s, 2034	308,063	295,740
Ser. 04-NT12, Class Note, 4.7s, 2035	196,131	195,365
FRB Ser. 05-KS10, Class B, 7.709s, 2035	1,391,000	1,220,491
Saco I Trust FRB Ser. 05-10, Class 1A1, 5.219s, 2033	3,064,854	3,064,854
SAIL Net Interest Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033 (Cayman Islands)	3,662	2,747
Ser. 03-5, Class A, 7.35s, 2033 (Cayman Islands)	58,378	43,006
Ser. 03-6A, Class A, 7s, 2033 (Cayman Islands)	21,771	14,708
Ser. 03-7A, Class A, 7s, 2033 (Cayman Islands)	76,665	59,799
Ser. 03-9A, Class A, 7s, 2033 (Cayman Islands)	101,327	12,159
Ser. 03-BC2A, Class A, 7 3/4s, 2033 (Cayman Islands)	237,726	51,587
Ser. 04-10A, Class A, 5s, 2034 (Cayman Islands)	827,736	822,869
Ser. 04-11A, Class A2, 4 3/4s, 2035 (Cayman Islands)	980,323	971,960

ASSET-BACKED SECURITIES (17.1%)* continued

	Principal amount	Value

SAIL Net Interest Margin Notes 144A
Ser. 04-4A, Class B, 7 1/2s, 2034 (Cayman Islands)	$428,837	$257,302
Ser. 04-7A, Class A, 4 3/4s, 2034 (Cayman Islands)	115,440	115,232
Ser. 04-8A, Class A, 5s, 2034 (Cayman Islands)	65,398	65,267
Ser. 04-AA, Class A, 4 1/2s, 2034 (Cayman Islands)	423,324	421,048
Ser. 04-BN2A, Class A, 5s, 2034 (Cayman Islands)	120,936	120,283
Ser. 04-BNCA, Class A, 5s, 2034 (Cayman Islands)	5,039	5,031
Ser. 04-4A, Class A, 5s, 2034 (Cayman Islands)	14,763	14,744
Ser. 05-1A, Class A, 4 1/4s, 2035	973,625	964,008
Ser. 05-2A, Class A, 4 3/4s, 2035 (Cayman Islands)	282,258	279,984
Sasco Net Interest Margin Trust 144A
Ser. 05-NC1A, Class A, 4 3/4s, 2035 (Cayman Islands)	1,165,869	1,156,485
Ser. 05-WF1A, Class A, 4 3/4s, 2035 (Cayman Islands)	334,307	331,487
Sharps SP I, LLC Net Interest Margin Trust 144A
Ser. 03-HE1N, Class N, 6.9s, 2033	26,460	26,460
Ser. 04-4N, Class Note, 6.65s, 2034	6,766	6,766
Ser. 04-HE1N, Class Note, 4.94s, 2034	231,040	80,864
Ser. 04-HE2N, Class NA, 5.43s, 2034	55,653	54,819
Ser. 04-HE4N, Class NA, 3 3/4s, 2034	675,490	668,735
Ser. 04-HS1N, Class Note, 5.92s, 2034	62,625	62,625
Ser. 04-RM2N, Class NA, 4s, 2035	340,534	337,129
Soundview Home Equity Loan Trust 144A FRB
Ser. 05-CTX1, Class B1, 7.459s, 2035	672,000	540,960
South Coast Funding 144A FRB Ser. 3A, Class A2,
5.92s, 2038 (Cayman Islands)	760,000	767,144
Structured Adjustable Rate Mortgage Loan Trust
Ser. 04-10, Class 1A1, 4.913s, 2034	1,808,269	1,803,538
Ser. 04-12, Class 1A2, 4.961s, 2034	2,580,163	2,573,981
Ser. 04-6, Class 1A, 4.373s, 2034	8,451,023	8,302,124
Ser. 04-8, Class 1A3, 4.685s, 2034	68,779	68,028
Ser. 05-9, Class AX, IO, 0.943s, 2035	56,395,149	1,680,575
Structured Adjustable Rate Mortgage Loan Trust 144A
Ser. 04-NP2, Class A, 5.309s, 2034	1,898,724	1,898,914
Structured Asset Investment Loan Trust 144A
FRB Ser. 05-HE3, Class M11, 7.459s, 2035	1,284,000	1,032,046
FRB Ser. 06-BNC1, Class B1, 7.459s, 2036	1,492,000	1,285,032
Structured Asset Receivables Trust 144A FRB
Ser. 05-1, 5.575s, 2015	6,684,495	6,682,409
Structured Asset Securities Corp.
Ser. 03-40A, Class 1A, 4.88s, 2034	1,111,297	1,114,491
Ser. 04-8, Class 1A1, 4.685s, 2034	1,770,936	1,754,145
IFB Ser. 05-10, Class 3A3, 6.162s, 2034	4,156,384	3,630,301
IFB Ser. 05-6, Class 5A8, 3.981s, 2035	5,461,700	4,258,237
Structured Asset Securities Corp. 144A
Ser. 98-RF3, Class A, IO, 6.1s, 2028	5,777,922	707,795
FRB Ser. 03-NP2, Class A2, 5.509s, 2032	146,888	146,888
FRB Ser. 03-NP3, Class A1, 5.959s, 2033	40,562	40,566
Terwin Mortgage Trust FRB Ser. 04-5HE, Class A1B,
5.379s, 2035	1,692,072	1,694,002

ASSET-BACKED SECURITIES (17.1%)* continued

	Principal amount	Value

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s,
2038 (Cayman Islands)	$2,298,000	$2,306,959
Wells Fargo Home Equity Trust 144A
Ser. 04-2, Class N1, 4.45s, 2034 (Cayman Islands)	51,967	51,865
Ser. 04-2, Class N2, 8s, 2034 (Cayman Islands)	1,102,000	1,102,812
Wells Fargo Mortgage Backed Securities Trust
Ser. 05-AR10, Class 2A18, IO, 0.61s, 2035	56,771,000	798,342
Ser. 05-AR12, Class 2A5, 4.32s, 2035	26,265,000	25,152,065
Ser. 05-AR9, Class 1A2, 4.352s, 2035	2,017,875	1,964,130
WFS Financial Owner Trust
Ser. 04-1, Class D, 3.17s, 2011	406,528	400,636
Ser. 04-3, Class D, 4.07s, 2012	726,691	714,534
Ser. 04-4, Class D, 3.58s, 2012	473,796	465,245
Ser. 05-1, Class D, 4 1/4s, 2012	552,830	544,256
Whinstone Capital Management, Ltd. 144A FRB Ser. 1A,
Class B3, 6s, 2044 (United Kingdom)	2,165,000	2,164,729
Whole Auto Loan Trust Ser. 03-1, Class C, 3.13s, 2010	216,653	215,822
Whole Auto Loan Trust 144A
Ser. 03-1, Class D, 6s, 2010	76,547	76,522
Ser. 04-1, Class D, 5.6s, 2011	2,740,420	2,718,328

Total asset-backed securities (cost $450,777,207)		$434,226,108

CORPORATE BONDS AND NOTES (10.3%)*

	Principal amount	Value

Basic Materials (0.4%)
Alcoa, Inc. notes 4 1/4s, 2007	$800,000	$787,697
Dow Chemical Co. (The) Pass Through Trust 144A
company guaranty 4.027s, 2009	1,950,000	1,844,522
Georgia-Pacific Corp. notes 8 1/8s, 2011	815,000	845,563
ICI Wilmington, Inc. company guaranty 5 5/8s, 2013	1,585,000	1,533,472
Lubrizol Corp. (The) sr. notes 5 1/2s, 2014	570,000	545,916
Newmont Mining Corp. notes 5 7/8s, 2035	830,000	749,004
Potash Corp. of Saskatchewan notes 7 3/4s, 2011 (Canada)	670,000	728,768
Teck Cominco Ltd. notes 6 1/8s, 2035 (Canada)	825,000	759,883
Teck Cominco Ltd. notes 5 3/8s, 2015 (Canada)	150,000	142,817
Weyerhaeuser Co. debs. 7.95s, 2025	1,310,000	1,429,093
Weyerhaeuser Co. debs. 7 3/8s, 2032	1,180,000	1,232,301
Weyerhaeuser Co. notes 6 3/4s, 2012	310,000	320,862
		10,919,898

Capital Goods (0.2%)
L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015	1,085,000	1,019,900
L-3 Communications Corp. sr. sub. notes Class B, 6 3/8s, 2015	750,000	727,500
Lockheed Martin Corp. bonds 8 1/2s, 2029	1,520,000	1,923,265
Raytheon Co. debs. 6 3/4s, 2018	120,000	126,870
Sealed Air Corp. 144A notes 5 5/8s, 2013	1,315,000	1,277,629
Waste Management, Inc. sr. notes 7s, 2028	670,000	695,331
		5,770,495

CORPORATE BONDS AND NOTES (10.3%)* continued

	Principal amount	Value

Communication Services (1.2%)
Ameritech Capital Funding company guaranty 6 1/4s, 2009	$1,135,000	$1,154,863
AT&T Corp. sr. notes 9 3/4s, 2031	825,000	977,589
AT&T Wireless Services, Inc. sr. notes 8 3/4s, 2031	2,995,000	3,764,721
Bellsouth Capital Funding notes 7 3/4s, 2010	750,000	805,202
Citizens Communications Co. sr. notes 6 1/4s, 2013	910,000	883,838
Deutsche Telekom International Finance BV company
guaranty 8 1/4s, 2030 (Germany)	1,725,000	2,048,270
France Telecom notes 8 1/2s, 2031 (France)	560,000	690,169
France Telecom notes 7 3/4s, 2011 (France)	389,000	423,189
Rogers Wireless, Inc. sec. notes 6 3/8s, 2014 (Canada)	1,020,000	1,002,150
Southwestern Bell Telephone debs. 7s, 2027	1,245,000	1,215,462
Sprint Capital Corp. company guaranty 6.9s, 2019	1,980,000	2,095,349
Sprint Capital Corp. company guaranty 6 7/8s, 2028 (S)	3,560,000	3,667,512
Telecom Italia Capital SA company guaranty 5 1/4s,
2013 (Luxembourg)	1,775,000	1,673,761
Telecom Italia Capital SA company guaranty 4s, 2010 (Luxembourg)	1,810,000	1,700,911
Telecom Italia Capital SA notes 5 1/4s, 2015 (Luxembourg)	1,315,000	1,208,222
Telefonica Europe BV company guaranty 8 1/4s, 2030 (Netherlands)	725,000	830,619
Verizon New England, Inc. sr. notes 6 1/2s, 2011	2,600,000	2,637,027
Verizon New Jersey, Inc. debs. 8s, 2022	1,050,000	1,122,404
Verizon Pennsylvania, Inc. debs. 8.35s, 2030	1,305,000	1,441,966
Verizon Virginia Inc. debs. Ser. A, 4 5/8s, 2013	364,000	327,182
Vodafone Group PLC notes 5 3/4s, 2016
(United Kingdom)	1,565,000	1,517,236
		31,187,642

Conglomerates (0.1%)
Tyco International Group SA company guaranty 6 3/4s,
2011 (Luxembourg)	1,497,000	1,557,392

Consumer Cyclicals (1.4%)
Cendant Corp. notes 6 1/4s, 2010	1,770,000	1,812,418
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	765,000	819,035
D.R. Horton, Inc. sr. notes 5 7/8s, 2013	890,000	850,401
DaimlerChrysler NA Holding Corp. company
guaranty 7.2s, 2009	5,550,000	5,803,907
DaimlerChrysler NA Holding Corp. company
guaranty 6 1/2s, 2013	400,000	404,720
Ford Motor Credit Corp. FRN 7.68s, 2007	1,660,000	1,629,235
Ford Motor Credit Corp. notes 7 3/8s, 2009	3,855,000	3,561,927
Ford Motor Credit Corp. notes 6 3/8s, 2008	1,355,000	1,267,639
Ford Motor Credit Corp. notes 5 5/8s, 2008	2,499,000	2,274,692
General Motors Acceptance Corp. FRN 6.018s, 2007	2,160,000	2,096,286
General Motors Acceptance Corp. FRN Ser. MTN, 5.968s, 2007	1,435,000	1,410,107
General Motors Acceptance Corp. FRN Ser. MTN, 5.645s, 2006	1,374,000	1,373,691
General Motors Acceptance Corp. FRN Ser. MTN, 5.62s, 2007	2,370,000	2,324,562
GTECH Holdings Corp. notes 4 3/4s, 2010	870,000	841,532
Harrah’s Operating Co., Inc. company guaranty 5 3/4s, 2017	1,725,000	1,616,492
Hilton Hotels Corp. notes 8 1/4s, 2011	1,790,000	1,928,265

CORPORATE BONDS AND NOTES (10.3%)* continued

	Principal amount	Value

Consumer Cyclicals continued
JC Penney Co., Inc. debs. 7.65s, 2016	$180,000	$196,311
JC Penney Co., Inc. notes 8s, 2010	685,000	735,321
JC Penney Co., Inc. notes 6 7/8s, 2015	465,000	481,460
Johnson Controls, Inc. sr. notes 5 1/2s, 2016	1,130,000	1,081,595
Masco Corp. notes 5 7/8s, 2012	725,000	723,756
Office Depot, Inc. notes 6 1/4s, 2013	751,000	743,834
Omnicom Group, Inc. sr. notes 5.9s, 2016	885,000	863,483
Park Place Entertainment Corp. sr. notes 7s, 2013	1,440,000	1,498,509
		36,339,178

Consumer Staples (1.1%)
Chancellor Media Corp. company guaranty 8s, 2008	450,000	473,441
Cox Communications, Inc. notes 7 3/4s, 2010	445,000	475,822
Cox Communications, Inc. notes 6 3/4s, 2011	1,170,000	1,206,451
Cox Enterprises, Inc. 144A notes 7 7/8s, 2010	1,450,000	1,540,943
CVS Corp. 144A pass-through certificates 6.117s, 2013	974,854	977,126
Delhaize America, Inc. company guaranty 8 1/8s, 2011	1,660,000	1,789,810
Diageo PLC company guaranty 8s, 2022	1,110,000	1,306,295
Fortune Brands, Inc. notes 5 3/8s, 2016	1,570,000	1,486,319
Jones Intercable, Inc. sr. notes 7 5/8s, 2008	4,795,000	4,976,289
News America Holdings, Inc. debs. 7 3/4s, 2045	710,000	759,542
News America, Inc. debs. 7 1/4s, 2018	975,000	1,047,818
News America, Inc. 144A notes 6.4s, 2035	1,790,000	1,691,776
TCI Communications, Inc. debs. 8 3/4s, 2015	2,290,000	2,658,147
TCI Communications, Inc. debs. 7 7/8s, 2013	1,010,000	1,105,165
Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	960,000	1,076,575
Time Warner, Inc. debs. 9.15s, 2023	1,110,000	1,326,339
Time Warner, Inc. debs. 9 1/8s, 2013	2,735,000	3,148,510
Viacom, Inc. company guaranty 7 7/8s, 2030	650,000	700,640
Viacom, Inc. 144A sr. notes 5 3/4s, 2011	810,000	804,377
		28,551,385

Energy (0.4%)
Amerada Hess Corp. bonds 7 7/8s, 2029	2,350,000	2,676,847
Forest Oil Corp. sr. notes 8s, 2011	755,000	803,131
Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	1,345,000	1,306,520
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	900,000	889,875
Premcor Refining Group, Inc. sr. notes 7 1/2s, 2015	435,000	457,083
Sunoco, Inc. notes 4 7/8s, 2014	770,000	717,076
Valero Energy Corp. sr. unsecd. notes 7 1/2s, 2032	940,000	1,053,230
Weatherford International, Ltd. sr. notes 5 1/2s, 2016	650,000	627,080
		8,530,842

Financial (3.0%)
Allfirst Financial Inc. sub. notes 7.2s, 2007	1,695,000	1,729,982
Archstone-Smith Trust 5 3/4s, 2016 (R)	1,030,000	1,007,316
Bank of America Corp. sub. notes 7 3/4s, 2015	2,415,000	2,728,735
Bank of New York Co., Inc. (The) sr. sub. notes FRN 3.4s, 2013	735,000	707,032
Bank One Corp. sub. debs. 7 5/8s, 2026	4,040,000	4,574,815

CORPORATE BONDS AND NOTES (10.3%)* continued

	Principal amount	Value

Financial continued
Bank One Corp. sub. notes 5 1/4s, 2013	$515,000	$502,051
Block Financial Corp. notes 5 1/8s, 2014	980,000	887,439
Bosphorus Financial Services, Ltd. 144A sec. FRN
6.549s, 2012 (Cayman Islands)	2,907,000	2,928,538
Brandywine Operating Partnership LP notes 5 3/4s, 2012 (R)	705,000	696,335
Capital One Bank notes 6 1/2s, 2013	840,000	870,090
CIT Group Co. of Canada company guaranty 4.65s, 2010 (Canada)	850,000	818,813
CIT Group, Inc. sr. notes 5s, 2015	690,000	642,947
CIT Group, Inc. sr. notes 5s, 2014	4,825,000	4,527,105
Citigroup, Inc. sub. notes 5s, 2014	2,829,000	2,679,369
Colonial Properties Trust notes 6 1/4s, 2014 (R)	870,000	868,113
Deutsche Bank Capital Funding Trust VII 144A FRB 5.628s, 2049	1,540,000	1,461,497
Developers Diversified Realty Corp. unsecd. notes 5 3/8s, 2012 (R)	485,000	469,468
EOP Operating LP sr. notes 7s, 2011	700,000	736,319
Equity One, Inc. company guaranty 3 7/8s, 2009 (R)	1,090,000	1,034,817
ERP Operating LP notes 6.584s, 2015	735,000	761,311
Franchise Finance Corp. of America sr. notes 8 3/4s, 2010 (R)	2,670,000	3,004,898
Fund American Cos. Inc. notes 5 7/8s, 2013	2,165,000	2,103,572
Goldman Sachs Group, Inc. (The) notes 4 3/4s, 2013	1,000,000	934,274
Greenpoint Capital Trust I company guaranty 9.1s, 2027	790,000	850,029
Heritage Property Investment Trust company
guaranty 5 1/8s, 2014 (R)	985,000	911,498
Hospitality Properties Trust notes 6 3/4s, 2013 (R)	1,005,000	1,036,658
HRPT Properties Trust bonds 5 3/4s, 2014 (R)	710,000	684,857
HRPT Properties Trust notes 6 1/4s, 2016 (R)	660,000	655,435
International Lease Finance Corp. notes 4 3/4s, 2012	3,270,000	3,107,491
iStar Financial, Inc. sr. unsecd. notes 5 7/8s, 2016 (R)	2,205,000	2,123,993
Key Bank NA sub. notes 7s, 2011	730,000	771,822
Lehman Brothers Holdings, Inc. bonds 7 7/8s, 2010	800,000	869,738
Lehman Brothers Holdings, Inc. notes Ser. MTN, 5 1/2s, 2016	2,450,000	2,366,788
Liberty Mutual Group 144A notes 6 1/2s, 2035	3,010,000	2,698,318
Loews Corp. notes 5 1/4s, 2016	630,000	590,244
MetLife, Inc. notes 5.7s, 2035	1,085,000	986,000
MetLife, Inc. notes 5s, 2015	1,505,000	1,410,441
Morgan Stanley Dean Witter & Co. notes 7 1/4s, 2032	680,000	752,602
Nationwide Financial Services, Inc. notes 5 5/8s, 2015 (S)	815,000	792,242
Nuveen Investments, Inc. sr. notes 5 1/2s, 2015	640,000	605,866
Nuveen Investments, Inc. sr. notes 5s, 2010	640,000	615,832
OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	965,000	992,462
PNC Bank NA notes 4 7/8s, 2017	1,300,000	1,188,560
ProLogis Trust sr. notes 5 3/4s, 2016 (R)	1,260,000	1,226,878
Prudential Holdings LLC 144A bonds 8.695s, 2023	2,035,000	2,431,113
Rouse Co. (The) notes 7.2s, 2012 (R)	1,305,000	1,343,555
Safeco Capital Trust I company guaranty 8.072s, 2037	1,835,000	1,938,733
Simon Property Group LP 144A unsub. notes 5 3/4s, 2015 (R)	950,000	930,564
Sovereign Bancorp, Inc. 144A sr. notes 4.8s, 2010	920,000	885,770
UBS AG/Jersey Branch FRN 7.93s, 2008 (Jersey)	5,000,000	5,168,750
		74,611,075

CORPORATE BONDS AND NOTES (10.3%)* continued

	Principal amount	Value

Health Care (0.3%)
American Home Products Corp. notes 6.95s, 2011	$730,000	$769,823
Bayer Corp. 144A FRB 6.2s, 2008	1,330,000	1,343,220
Health Management Associates, Inc. sr. notes 6 1/8s, 2016	1,360,000	1,349,362
Hospira, Inc. notes 5.9s, 2014	530,000	524,251
WellPoint, Inc. notes 5s, 2014	685,000	643,776
WellPoint, Inc. unsecd. notes 5 1/4s, 2016	800,000	760,226
Wyeth notes 5 1/2s, 2014	3,175,000	3,102,188
		8,492,846

Technology (0.2%)
Arrow Electronics, Inc. debs. 7 1/2s, 2027	1,015,000	1,061,921
Avnet, Inc. notes 6s, 2015	960,000	915,113
Computer Associates International, Inc. 144A
sr. notes 6 1/8s, 2014	1,210,000	1,141,750
Xerox Corp. sr. notes 6.4s, 2016	1,430,000	1,392,463
		4,511,247

Transportation (0.1%)
Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018	2,106,761	2,117,295
Continental Airlines, Inc. pass-through certificates
Ser. 98-1A, 6.648s, 2017	568,887	564,621
Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	470,000	448,841
		3,130,757

Utilities & Power (1.9%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	840,000	814,893
Appalachian Power Co. sr. notes 5.8s, 2035	960,000	855,708
Atmos Energy Corp. notes 4.95s, 2014	1,115,000	1,031,339
Beaver Valley II Funding debs. 9s, 2017	1,435,000	1,602,838
Buckeye Partners LP notes 5.3s, 2014	735,000	697,990
CenterPoint Energy Resources Corp. notes 7 3/4s, 2011	1,735,000	1,874,189
Cleveland Electric Illuminating Co. (The) 144A
sr. notes Ser. D, 7.88s, 2017	670,000	760,431
Commonwealth Edison Co. 1st mtge. 5.9s, 2036	1,310,000	1,217,395
Consolidated Natural Gas Co. sr. notes 5s, 2014	650,000	602,801
Consumers Energy Co. 1st mtge. 5.65s, 2020	290,000	272,176
Consumers Energy Co. 1st mtge. 5s, 2012	1,525,000	1,459,725
Consumers Energy Co. 1st mtge. Ser. B, 5 3/8s, 2013	1,420,000	1,368,630
Dayton Power & Light Co. (The) 1st mtge. 5 1/8s, 2013	1,035,000	994,003
Duke Energy Field Services, LLC notes 7 7/8s, 2010	680,000	734,597
Duke Energy Field Services, LLC 144A notes 5 3/8s, 2015	325,000	308,052
Enbridge Energy Partners LP sr. notes 5.35s, 2014	735,000	691,432
Entergy Gulf States, Inc. 1st mtge. 5 1/4s, 2015	565,000	515,526
Entergy Gulf States, Inc. 1st mtge. 3.6s, 2008	700,000	670,330
FirstEnergy Corp. notes Ser. B, 6.45s, 2011	735,000	757,949
Indianapolis Power & Light 144A 1st mtge. 6.3s, 2013	680,000	685,414
Ipalco Enterprises, Inc. sec. notes 8 3/8s, 2008	525,000	546,000
Kansas Gas & Electric bonds 5.647s, 2021	375,000	352,661

CORPORATE BONDS AND NOTES (10.3%)* continued

		Principal amount	Value

Utilities & Power continued
Kinder Morgan, Inc. sr. notes 6 1/2s, 2012		$1,385,000	$1,423,889
MidAmerican Energy Holdings Co. 144A bonds 6 1/8s, 2036		3,730,000	3,558,088
Monongahela Power Co. 1st mtge. 5s, 2006		2,940,000	2,932,262
National Fuel Gas Co. notes 5 1/4s, 2013		980,000	941,181
Nevada Power Co. 2nd mtge. 9s, 2013		726,000	797,342
Nevada Power Co. general ref. mtge. Ser. L, 5 7/8s, 2015		370,000	356,461
NiSource Finance Corp. company guaranty 5.45s, 2020		1,655,000	1,504,342
NiSource Finance Corp. company guaranty 5 1/4s, 2017		180,000	166,045
Oncor Electric Delivery Co. debs. 7s, 2022		80,000	83,526
Oncor Electric Delivery Co. sec. notes 7 1/4s, 2033		490,000	531,946
PacifiCorp Sinking Fund 1st mtge. 5.45s, 2013		1,570,000	1,544,781
Power Receivable Finance, LLC 144A sr. notes 6.29s, 2012 (S)		1,502,054	1,505,899
PPL Energy Supply LLC bonds Ser. A, 5.7s, 2015		855,000	820,668
Progress Energy, Inc. sr. unsecd. notes 5 5/8s, 2016		1,295,000	1,251,338
Public Service Co. of Colorado sr. notes Ser. A, 6 7/8s, 2009		1,605,000	1,665,014
Public Service Co. of New Mexico sr. notes 4.4s, 2008		785,000	762,067
Public Service Electric & Gas Co. 1st mtge. 6 3/8s, 2008		1,130,000	1,148,859
Southern California Edison Co. 1st mtge. 5s, 2014		310,000	295,134
Southern California Edison Co. notes 6.65s, 2029		1,620,000	1,659,356
Teco Energy, Inc. notes 7.2s, 2011		1,485,000	1,540,688
TransAlta Corp. notes 5 3/4s, 2013 (Canada)		880,000	858,309
TXU Corp. sr. notes Ser. P, 5.55s, 2014		2,735,000	2,541,559
Westar Energy, Inc. 1st mtge. 5.15s, 2017		195,000	179,913
Westar Energy, Inc. 1st mtge. 5.1s, 2020		1,015,000	908,814
York Power Funding 144A notes 12s, 2007
(Cayman Islands) (In default) (F) †		212,310	17,707
			47,809,267

Total corporate bonds and notes (cost $269,445,273)			$261,412,024

PURCHASED OPTIONS OUTSTANDING (0.2%)*

	Expiration date/	Contract

	strike price	Amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the obligation to pay a fixed
rate of 5.28% versus the three month
USD-LIBOR-BBA maturing on March 8, 2017.	Mar 07/$5.28	110,693,000	$4,111,714
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed
rate of 5.28% versus the three month
USD-LIBOR-BBA maturing on March 8, 2017.	Mar 07/$5.28	110,693,000	1,209,708
90 Day Euro-Euribor Interest Rate Future (Call)	Mar 07/$94.75	610	388,875
90 Day Euro-Euribor Interest Rate Future (Put)	Mar 07/$94.75	610	327,875

PURCHASED OPTIONS OUTSTANDING (0.2%)* continued

	Expiration date/	Contract
	strike price	Amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 5.165% versus the three month
USD-LIBOR-BBA maturing on March 7, 2009.	Mar 07/$5.165	6,500,000	$23,984
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 5.22% versus the three month
USD-LIBOR-BBA maturing on April 11, 2008.	Apr 07/$5.22	5,370,000	11,860

Total purchased options outstanding (cost $6,265,728)			$6,074,016

MUNICIPAL BONDS AND NOTES (0.1%)*

	Rating**	Principal amount	Value

NJ State Tpk. Auth. Rev. Bonds, Ser. B
AMBAC, 4.252s, 1/1/16	Aaa	$ 1,705,000	$1,556,222
AMBAC, U.S. Govt. Coll., 4.252s,
1/1/16 (Prerefunded)	Aaa	90,000	81,125

Total municipal bonds and notes (cost $1,794,889)			$1,637,347

UNITS (—%)* (cost $1,119,342)

		Units	Value

Cendant Corp. units 4.89s, 2006		1,310	$652,941

SHORT-TERM INVESTMENTS (30.6%)*

		Principal amount/shares	Value

Amstel Funding Corp., for an effective yield
of 4.88%, May 17, 2006		$ 22,000,000	$21,952,480
Atlantic Assets Security Corp., for an effective
yield of 4.81%, May 11, 2006		8,000,000	7,989,333
Jupiter Securities Corp., for an effective yield
of 4.79%, May 11, 2006		1,200,000	1,198,410
Sheffield Receivable Corp., for an effective yield
of 4.78%, May 1, 2006		30,000,000	30,000,000
U.S. Treasury Bills 4.55%, May 18, 2006 #		3,545,000	3,537,417
Interest in $495,000,000 joint tri party repurchase
agreement dated April 28, 2006 with Bank of America
Securities, LLC due May 1, 2006 with respect
to various U.S. Government obligations — maturity
value of $176,135,133 for an effective yield of 4.78%
(collateralized by Fannie Mae with a yield of 5.00%
due March 1, 2035 valued at $504,900,000)		176,065,000	176,065,000

SHORT-TERM INVESTMENTS (30.6%)* continued

	Principal amount/shares	Value
Short-term investments held as collateral for loaned
securities with yields ranging from 4.7% to 5.01% and
due dates ranging from May 1,2006 to June 2, 2006 (d)	$ 5,180,108	$5,174,020
Putnam Prime Money Market Fund (e)	530,079,758	530,079,758

Total short-term investments (cost $775,996,418)		$775,996,418

TOTAL INVESTMENTS
Total investments (cost $3,336,262,795)		$3,260,427,875

* Percentages indicated are based on net assets of $2,535,525,263.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at April 30, 2006 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2006. Securities rated by Putnam are indicated by “/P” . Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at April 30, 2006.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2006.

(R) Real Estate Investment Trust.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

(g) The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd. At April 30, 2006, liquid assets totaling $772,884,523 have been designated as collateral for open forward commitments, swap contracts and futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at April 30, 2006.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at April 30, 2006.

AMBAC represents AMBAC Indemnity Corporation.

U.S. Govt. Coll. represents U.S. Government Collateralized.

FUTURES CONTRACTS OUTSTANDING at 4/30/06 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro 90 day (Long)	11	$ 2,607,275	Jun-06	$(591)
Euro 90 day (Long)	7,384	1,749,269,600	Sep-06	(2,092,272)
Euro 90 day (Short)	7,058	1,672,569,550	Mar-07	5,693,140
U.S. Treasury Bond 20 yr (Long)	2,694	287,837,063	Jun-06	(12,602,782)
U.S. Treasury Note 2 yr (Long)	295	60,101,641	Jun-06	(116,119)
U.S. Treasury Note 5 yr (Short)	3,806	396,418,688	Jun-06	2,789,638
U.S. Treasury Note 10 yr (Short)	210	22,171,406	Jun-06	52,419

Total				$(6,276,567)

WRITTEN OPTIONS OUTSTANDING at 4/30/06 (premiums received $12,151,806) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Lehman
Brothers International for the obligation to pay
a fixed rate of 5.225% semi-annually versus the
three month USD-LIBOR-BBA maturing
March 5, 2018.	45,268,000	Mar 08 / $5.225	$ 2,252,581
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.4325% versus the three month
USD-LIBOR-BBA maturing on April 7, 2012.	4,650,000	Apr 11 / $5.4325	23,615
Option on an interest rate swap with Lehman
Brothers International for the right to receive a
fixed rate of 5.225% semi-annually versus the
three month USD-LIBOR-BBA maturing
March 5, 2018.	45,268,000	Mar 08 / $5.225	803,643
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.50% versus the three month
USD-LIBOR-BBA maturing on April 11, 2027.	5,630,000	Apr 07 / $5.5	118,980
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 4.55% versus the three month
USD-LIBOR-BBA maturing on July 5, 2017.	113,530,000	Jul 07 / $4.55	389,714
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.55% versus the three month
USD-LIBOR-BBA maturing on July 5, 2017.	113,530,000	Jul 07 / $4.55	9,407,596

Total			$12,996,129

TBA SALE COMMITMENTS OUTSTANDING at 4/30/06 (proceeds receivable $219,981,910) (Unaudited)

			Principal	Settlement
			amount	date	Value

FNMA, 6s, May 1, 2036			$77,930,000	5/11/06	$ 77,576,884
FNMA, 5 1/2s, May 1, 2036			36,600,000	5/11/06	35,542,033
FNMA, 5s, May 1, 2036			73,200,000	5/11/06	69,236,908
FNMA, 4 1/2s, May 1, 2036			36,600,000	5/11/06	33,509,017
GNMA, 6s, May 1, 2036			1,550,000	5/18/06	1,555,691

Total					$217,420,533

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/06 (Unaudited)

		Fixed payments	Fixed payments		Unrealized
Swap counterparty/	Termination	made by	received by		appreciation/
Notional amount	date	fund per annum	fund per annum		(depreciation)

Bank of America, N.A.
$ 91,608,000	1/28/24	3 month USD-LIBOR-BBA	5.2125%		$(3,790,839)

70,599,000	12/22/09	3.965%	3 month USD-LIBOR-BBA		2,562,450

134,600,000	1/14/10	3 month USD-LIBOR-BBA	4.106%		(4,219,498)

106,100,000	4/6/10	4.6375%	3 month USD-LIBOR-BBA		2,683,468

25,430,000	6/17/15	4.555%	3 month USD-LIBOR-BBA		1,520,926

9,200,000	6/23/15	4.466%	3 month USD-LIBOR-BBA		609,984

3,830,000	6/23/15	4.45%	3 month USD-LIBOR-BBA		258,523

4,590,000	6/24/15	4.39%	3 month USD-LIBOR-BBA		332,757

61,500,000	10/21/15	4.943%	3 month USD-LIBOR-BBA		2,756,835

1,000,000	9/1/15	3 month USD-LIBOR-BBA	4.53%		(74,547)

Citibank, N.A.
5,230,000	4/7/14	5.377%	3 month USD-LIBOR-BBA		40,455

Credit Suisse First Boston International
34,147,400	7/9/06	3 month USD-LIBOR-BBA	2.931%		63,134

55,240,000	10/7/14	3 month USD-LIBOR-BBA	4.624%		(3,338,696)

Credit Suisse International
5,195,000	3/21/16	3 month USD-LIBOR-BBA	5.20497%		(142,194)

Deutsche Bank AG
61,565,504	8/2/32	5.86%	3 month USD-LIBOR-BBA		(1,313,021)

54,861,045	8/2/22	3 month USD-LIBOR-BBA	5.7756%		688,428

Goldman Sachs Capital Markets, L.P.
61,565,504	8/12/32	5.689%	3 month USD-LIBOR-BBA		159,588

54,861,045	8/12/22	3 month USD-LIBOR-BBA	5.601%		(366,627)

16,030,000	4/7/14	5.33842%	3 month USD-LIBOR-BBA		165,486

5,322,000	5/3/16	5.565%	3 month USD-LIBOR-BBA		—

JPMorgan Chase Bank, N.A.
156,000,000	1/17/16	4.946%	3 month USD-LIBOR-BBA		5,247,547

58,900,000	3/7/15	3 month USD-LIBOR-BBA	4.798%		(3,029,387)

22,120,000	6/16/15	4.538%	3 month USD-LIBOR-BBA		1,345,674

5,510,000	6/24/15	3 month USD-LIBOR-BBA	4.387%		407,335

80,000,000	6/29/15	3 month USD-LIBOR-BBA	4.296%		(6,312,640)

15,425,000	8/2/15	4.6757%	3 month USD-LIBOR-BBA		(971,418)

55,400,000	10/21/15	4.916%	3 month USD-LIBOR-BBA		2,593,500

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/06 (Unaudited) continued

		Fixed payments	Fixed payments	Unrealized
Swap counterparty/	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc.
$ 53,317,584	8/2/12	5.152%	3 month USD-LIBOR-BBA	$ 775,937

54,861,045	8/2/22	3 month USD-LIBOR-BBA	5.7756%	688,428

84,327,000	12/19/15	5.0265%	3 month USD-LIBOR-BBA	2,255,002

36,201,000	3/21/14	5.17596%	3 month USD-LIBOR-BBA	734,650

14,151,000	12/15/13	4.710%	3 month USD-LIBOR-BBA	526,515

17,662,000	12/16/13	4.579%	3 month USD-LIBOR-BBA	808,945

2,040,000	4/10/15	5.41053%	3 month USD-LIBOR-BBA	17,857

81,400,000	4/28/08	5.4025%	3 month USD-LIBOR-BBA	(140,339)

73,700,000	7/15/10	4.38%	3 month USD-LIBOR-BBA	1,905,651

54,700,000	4/28/16	5.613%	3 month USD-LIBOR-BBA	(180,544)

68,000,000	8/31/10	4.505%	3 month USD-LIBOR-BBA	2,256,929

10,740,000	1/23/14	4.408%	3 month USD-LIBOR-BBA	616,692

10,740,000	1/23/14	4.419%	3 month USD-LIBOR-BBA	615,727

Merrill Lynch Capital Services, Inc.
54,861,045	8/12/22	3 month USD-LIBOR-BBA	5.601%	(366,627)

53,317,584	8/13/12	4.94%	3 month USD-LIBOR-BBA	1,410,517

Morgan Stanley Capital Services, Inc.
28,000,000	10/2/10	6.94%	3 month USD-LIBOR-BBA	(1,744,783)

Total				$ 8,057,780

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/06 (Unaudited)

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
$21,290,000	11/1/06	(7.5 bp plus	Lehman Brothers	$ —
		beginning	AAA 8.5+ CMBS
		of period nominal	Index adjusted
		spread of Lehman	by modified
		Brothers AAA	duration factor
8.5+ Commercial
Mortgage Backed
Securities Index)

Deutsche Bank AG London
21,290,000	11/1/06	(5 bp plus	Lehman Brothers	—
		nominal spread	AAA 8.5+ CMBS
		of Lehman	Index adjusted
		Brothers AAA	by modified
		8.5+ Commercial	duration factor
Mortgage Backed
Securities Index)

Goldman Sachs
4,951,000	9/15/11	678 bp	Ford Credit Auto	(21,936)
		(1 month USD-LIBOR)	Owner Trust
Series 2005-B
Class D

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/06 (Unaudited) continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
$ 19,920,000	11/1/06	(5 bp plus	Lehman Brothers	$ —
		change in spread	AAA 8.5+ CMBS
		on the Lehman	Index adjusted
		Brothers AAA	by modified
		8.5+ Commercial	duration factor
Mortgage Backed
Securities Index
multiplied by
the modified
duration factor)

Total				$(21,936)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/06 (Unaudited)

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid)	by appreciation/
Referenced Debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
DJ CDX NA IG HVOL
Series 4 Index	$(46,530)	$6,176,000	6/20/10	(90 bp)	$ (64,995)

Waste Management,
7.375%, 8/1/10	—	1,400,000	9/20/12	64 bp	16,081

Deutsche Bank AG
CVS Corp., 5.625%,
3/15/06	—	940,000	12/20/14	0.58%	11,606

France Telecomm, 7.25%,
1/28/13	—	2,380,000	9/20/10	41 bp	(4,760)

Goldman Sachs Capital Markets, L.P.
DJ CDX NA IG HVOL
Series 5 Index	(24,874)	2,944,000	12/20/10	(85 bp)	(50,522)

DJ CDX NA IG Series 5
Index	(85,233)	34,405,000	12/20/10	(45 bp)	(280,138)

DJ CDX NA IG Series 5
Index 3-7% tranche	—	1,472,000	12/20/10	(113 bp)	(38,947)

DJ CDX NA IG HVOL
Series 5 Index	(18,798)	2,944,000	12/20/10	(85 bp)	(44,446)

DJ CDX NA IG Series 5
Index 3-7% tranche	—	1,386,000	12/20/10	(115 bp)	(37,854)

Noble Energy, Inc., 8%,
4/1/27	—	1,590,000	6/20/13	60 bp	(477)

Goodrich Corp., 7 5/8%,
12/15/12	—	1,170,000	9/20/10	49 bp	5,548

Goldman Sachs International
One of the underlying
securities in the
basket of BB CMBS
securities	—	11,022,000	(a)	2.55625%	544,608

CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/06 (Unaudited) continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid)	by appreciation/
Referenced Debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc.
DJ CDX NA IG Series 5
Index	$(31,305)	$17,455,000	12/20/10	(45 bp)	$(130,188)

DJ CDX NA IG Series 4
Index 3-7% tranche	—	1,544,000	6/20/10	(124.5 bp)	(44,626)

DJ CDX NA IG Series 4
Index	(11,076)	8,405,000	12/20/10	(45 bp)	(58,691)

DJ CDX NA IG HVOL
Series 4 Index	(22,178)	1,960,000	6/20/10	(90 bp)	(27,842)

DJ CDX NA IG Series 4
Index 3-7% tranche	—	1,960,000	6/20/12	309 bp	127,214

DJ CDX NA IG HVOL
Series 5 Index	(7,425)	1,386,000	12/20/10	(85 bp)	(19,500)

DJ CDX NA IG Series 5
Index	(4,852)	15,270,000	12/20/10	45 bp	(91,357)

Merrill Lynch International
DJ CDX NA IG Series 5
Index	(3,710)	5,850,000	12/20/10	(45 bp)	(36,851)

Merrill Lynch International & Co. C.V.
DJ CDX NA IG Series 5
Index 3-7% tranche	—	1,386,000	12/20/12	246 bp	69,702

Morgan Stanley Capital Services, Inc.
DJ CDX NA IG Series 5
Index 3-7% tranche	—	2,944,000	12/20/12	305 bp	246,438

DJ CDX NA IG Series 4
Index 3-7% tranche	—	1,960,000	6/20/10	(110.5 bp)	(46,411)

DJ CDX NA IG Series 4
Index 3-7% tranche	—	3,088,000	6/20/12	275 bp	144,791

DJ CDX NA IG Series 5
Index 3-7% tranche	—	1,386,000	12/20/10	(115 bp)	(37,854)

DJ CDX NA IG HVOL
Series 5 Index	(7,786)	1,386,000	12/20/10	(85 bp)	(19,860)

DJ CDX NA IG Series 5
Index 3-7% tranche	—	1,386,000	12/20/12	248 bp	71,273

Total					$ 201,942

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/06 (Unaudited)

ASSETS

Investment in securities, at value including $5,045,993 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,806,183,037)	$2,730,348,117
Affiliated issuers (identified cost $530,079,758) (Note 5)	530,079,758

Cash	1,237,102

Interest and other receivables	14,137,351

Receivable for shares of the fund sold	1,639,874

Receivable for securities sold	73,246,647

Receivable for sales of delayed delivery securities (Note 1)	220,319,518

Unrealized appreciation on swap contracts (Note 1)	35,286,201

Receivable for closed swap contracts (Note 1)	226,434

Premium payed on credit default contracts (Note 1)	263,767

Total assets	3,606,784,769

LIABILITIES

Payable for variation margin (Note 1)	36,345

Payable for securities purchased	86,702,648

Payable for purchases of delayed delivery securities (Note 1)	712,464,938

Payable for shares of the fund repurchased	5,094,241

Payable for compensation of Manager (Notes 2 and 5)	2,887,065

Payable for investor servicing and custodian fees (Note 2)	447,864

Payable for Trustee compensation and expenses (Note 2)	239,342

Payable for administrative services (Note 2)	6,221

Payable for distribution fees (Note 2)	499,466

Collateral on securities loaned, at value (Note 1)	5,174,020

Written options outstanding, at value (premiums received $12,151,806) (Note 1)	12,996,129

Unrealized depreciation on swap contracts (Note 1)	27,048,415

TBA sales commitments, at value (proceeds receivable $219,981,910) (Note 1)	217,420,533

Other accrued expenses	242,279

Total liabilities	1,071,259,506

Net assets	$2,535,525,263

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,713,421,313

Undistributed net investment income (Note 1)	23,500,279

Accumulated net realized loss on investments (Note 1)	(129,239,682)

Net unrealized depreciation of investments	(72,156,647)

Total — Representing net assets applicable to capital shares outstanding	$2,535,525,263

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($807,878,357 divided by 122,159,254 shares)	$6.61

Offering price per class A share
(100/96.25 of $6.61)*	$6.87

Net asset value and offering price per class B share
($188,265,745 divided by 28,651,638 shares)**	$6.57

Net asset value and offering price per class C share
($22,437,532 divided by 3,404,854 shares)**	$6.59

Net asset value and redemption price per class M share
($370,972,138 divided by 56,711,301 shares)	$6.54

Offering price per class M share
(100/96.75 of $6.54)***	$6.76

Net asset value, offering price and redemption price per class R share
($545,049 divided by 82,475 shares)	$6.61

Net asset value, offering price and redemption price per class Y share
($1,145,426,442 divided by 172,056,980 shares)	$6.66

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/06 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $9,281,642
from investments in affiliated issuers) (Note 5)	$ 65,845,846

Security lending	3,380

Total investment income	65,849,226

EXPENSES

Compensation of Manager (Note 2)	6,576,232

Investor servicing fees (Note 2)	2,676,557

Custodian fees (Note 2)	198,584

Trustee compensation and expenses (Note 2)	45,637

Administrative services (Note 2)	30,948

Distribution fees — Class A (Note 2)	1,047,754

Distribution fees — Class B (Note 2)	1,048,731

Distribution fees — Class C (Note 2)	119,603

Distribution fees — Class M (Note 2)	984,787

Distribution fees — Class R (Note 2)	1,137

Other	244,066

Non-recurring costs (Notes 2 and 6)	17,208

Costs assumed by Manager (Notes 2 and 6)	(17,208)

Fees waived and reimbursed by Manager or affiliate (Notes 2, 5 and 6)	(1,070,406)

Total expenses	11,903,630

Expense reduction (Note 2)	(254,592)

Net expenses	11,649,038

Net investment income	54,200,188

Net realized loss on investments (Notes 1 and 3)	(24,813,441)

Net realized loss on futures contracts (Note 1)	(6,880,810)

Net realized gain on swap contracts (Note 1)	4,557,277

Net realized gain on written options (Notes 1 and 3)	107,120

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options and TBA sale commitments during the period	(17,883,219)

Net loss on investments	(44,913,073)

Net increase in net assets resulting from operations	$ 9,287,115

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	4/30/06*	10/31/05

Operations:
Net investment income	$ 54,200,188	$ 90,763,613

Net realized gain (loss) on investments	(27,029,854)	14,914,922

Net unrealized depreciation of investments	(17,883,219)	(77,358,436)

Net increase in net assets resulting from operations	9,287,115	28,320,099

Distributions to shareholders: (Note 1)

From net investment income

Class A	(17,319,073)	(28,598,706)

Class B	(3,585,083)	(6,366,448)

Class C	(405,359)	(615,427)

Class M	(7,829,559)	(14,120,044)

Class R	(9,061)	(9,087)

Class Y	(23,152,372)	(31,990,509)

Redemption fees (Note 1)	4,844	11,566

Increase (decrease) from capital share transactions (Note 4)	230,994	(143,764,508)

Total decrease in net assets	(42,777,554)	(197,133,064)

NET ASSETS

Beginning of period	2,578,302,817	2,775,435,881

End of period (including undistributed net investment
income of $23,500,279 and $21,600,598, respectively)	$2,535,525,263	$2,578,302,817

* Unaudited

The accompanying notes are an integral part of these financial statements.

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Financial highlights		(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total		Ratio of net
	Net asset		realized and	Total	From				Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	From			value,	at net	assets,	expenses to	income	Portfolio
	beginning	investment	gain (loss) on	investment	investment	return of	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income(a)	investments	operations	income	capital	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
April 30, 2006**	$6.73	.14(d,e)	(.12)	.02	(.14)	—	(.14)	—(f )	$6.61	.26*	$807,878	.46*(d,e)	2.12*(d,e)	126.59*(g)
October 31, 2005	6.87	.23(d)	(.16)	.07	(.21)	—	(.21)	—(f )	6.73	1.05	872,931	.98(d)	3.42(d)	300.04(g)
October 31, 2004	6.69	.19(d)	.19	.38	(.20)	—	(.20)	—(f )	6.87	5.70	985,939	.99(d)	2.83(d)	441.06
October 31, 2003	6.59	.24	.11	.35	(.25)	—	(.25)	—	6.69	5.45	1,279,779.93		3.64	251.00(h)
October 31, 2002	6.69	.32	(.07)	.25	(.35)	—	(.35)	—	6.59	3.93	1,339,061.92		4.84	268.10(h)
October 31, 2001	6.29	.38	.43	.81	(.41)	—(f )	(.41)	—	6.69	13.39	1,251,190.95		5.93	233.83(h)

CLASS B
April 30, 2006**	$6.68	.12(d,e)	(.12)	—	(.11)	—	(.11)	—(f)	$6.57	.03*	$188,266	.84*(d,e)	1.75*(d,e)	126.59*(g)
October 31, 2005	6.82	.18(d)	(.16)	.02	(.16)	—	(.16)	—(f )	6.68	.28	229,794	1.73(d)	2.64(d)	300.04(g)
October 31, 2004	6.65	.14(d)	.18	.32	(.15)	—	(.15)	—(f )	6.82	4.79	323,527	1.74(d)	2.12(d)	441.06
October 31, 2003	6.55	.19	.11	.30	(.20)	—	(.20)	—	6.65	4.68	520,692	1.68	2.90	251.00(h)
October 31, 2002	6.65	.27	(.07)	.20	(.30)	—	(.30)	—	6.55	3.19	555,668	1.67	4.07	268.10(h)
October 31, 2001	6.25	.33	.44	.77	(.37)	—(f )	(.37)	—	6.65	12.63	474,783	1.70	5.19	233.83(h)

CLASS C
April 30, 2006**	$6.70	.12(d,e)	(.12)	—	(.11)	—	(.11)	—(f)	$6.59	.03*	$22,438	.84*(d,e)	1.75*(d,e)	126.59*(g)
October 31, 2005	6.84	.18(d)	(.16)	.02	(.16)	—	(.16)	—(f )	6.70	.28	24,644	1.73(d)	2.66(d)	300.04(g)
October 31, 2004	6.67	.14(d)	.18	.32	(.15)	—	(.15)	—(f)	6.84	4.79	29,059	1.74(d)	2.10(d)	441.06
October 31, 2003	6.57	.20	.11	.31	(.21)	—	(.21)	—	6.67	4.70	42,946	1.68	2.88	251.00(h)
October 31, 2002	6.67	.26	(.06)	.20	(.30)	—	(.30)	—	6.57	3.18	39,017	1.67	4.04	268.10(h)
October 31, 2001	6.27	.32	.45	.77	(.37)	—(f )	(.37)	—	6.67	12.61	34,545	1.70	5.03	233.83(h)

CLASS M
April 30, 2006**	$6.66	.13(d,e)	(.12)	.01	(.13)	—	(.13)	—(f)	$6.54	.15*	$370,972	.59*(d,e)	2.00*(d,e)	126.59*(g)
October 31, 2005	6.80	.21(d)	(.15)	.06	(.20)	—	(.20)	—(f )	6.66	.84	420,886	1.23(d)	3.15(d)	300.04(g)
October 31, 2004	6.63	.17(d)	.18	.35	(.18)	—	(.18)	—(f )	6.80	5.40	556,725	1.24(d)	2.62(d)	441.06
October 31, 2003	6.54	.23	.10	.33	(.24)	—	(.24)	—	6.63	5.12	884,380	1.18	3.48	251.00(h)
October 31, 2002	6.64	.30	(.06)	.24	(.34)	—	(.34)	—	6.54	3.77	1,465,393	1.17	4.56	268.10(h)
October 31, 2001	6.25	.37	.42	.79	(.40)	—(f)	(.40)	—	6.64	13.10	1,024,351	1.20	5.74	233.83(h)

CLASS R
April 30, 2006**	$6.72	.13(d,e)	(.11)	.02	(.13)	—	(.13)	—(f )	$6.61	.32*	$545	.59*(d,e)	1.98*(d,e)	126.59*(g)
October 31, 2005	6.87	.23(d)	(.18)	.05	(.20)	—	(.20)	—(f )	6.72	0.72	400	1.23(d)	3.29(d)	300.04(g)
October 31, 2004	6.69	.18(d)	.18	.36	(.18)	—	(.18)	—(f )	6.87	5.47	62	1.24(d)	2.57(d)	441.06
October 31, 2003†	6.65	.18	.03	.21	(.17)	—	(.17)	—	6.69	3.14*	1	.92*	2.65*	251.00(h)

CLASS Y
April 30, 2006**	$6.77	.15(d,e)	(.11)	.04	(.15)	—	(.15)	—(f )	$6.66	.51*	$1,145,426	.34*(d,e)	2.24*(d,e)	126.59*(g)
October 31, 2005	6.91	.25(d)	(.16)	.09	(.23)	—	(.23)	—(f )	6.77	1.28	1,029,647	.73(d)	3.69(d)	300.04(g)
October 31, 2004	6.72	.21(d)	.19	.40	(.21)	—	(.21)	—(f )	6.91	6.06	880,124	.74(d)	3.01(d)	441.06
October 31, 2003	6.63	.26	.10	.36	(.27)	—	(.27)	—	6.72	5.50	712,232.68		3.82	251.00(h)
October 31, 2002	6.72	.33	(.06)	.27	(.36)	—	(.36)	—	6.63	4.26	530,302.67		5.03	268.10(h)
October 31, 2001	6.31	.39	.45	.84	(.43)	—(f)	(.43)	—	6.72	13.73	234,826.70		6.23	233.83(h)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

72	73

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 21, 2003 (commencement of operations) to October 31, 2003.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	4/30/06	10/31/05	10/31/04

Class A	0.02%	0.03%	<0.01%

Class B	0.02	0.03	<0.01

Class C	0.02	0.03	<0.01

Class M	0.02	0.03	<0.01

Class R	0.02	0.03	<0.01

Class Y	0.02	0.03	<0.01

(e) Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.02% of average net assets for the period ended April 30, 2006 (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes dollar roll transactions.

(h) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/06 (Unaudited)

Note 1: Significant accounting policies

Putnam Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversi-fied, open-end management investment company. The fund seeks high current income consistent with what Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes to be prudent risk. The fund invests in a portfolio of debt securities composed mainly of corporate bonds, government obligations and securitized fixed-income securities, and may invest in preferred stocks and common stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase.

Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qual-ified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies, other Putnam funds and products, and certain college savings plans.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped mortgage-backed securities The fund may invest in stripped mortgage-backed securities which represent a participation in mortgage loans and may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss.

Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

L) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale.

The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

M) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At April 30, 2006, the value of securities loaned amounted to $5,045,993. The fund received cash collateral of $5,174,020 which is pooled with collateral of other Putnam funds into 31 issues of high grade short-term investments.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2005, the fund had a capital loss carryover of $106,146,176 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$81,110,898	October 31, 2008

9,580,324	October 31, 2009

15,454,954	October 31, 2013

The aggregate identified cost on a tax basis is $3,338,128,337, resulting in gross unrealized appreciation and depreciation of $11,453,091 and $89,153,553, respectively, or net unrealized depreciation of $77,700,462.

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2006, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period April 30, 2006, Putnam Management waived $197,212 of its management fee from the fund.

For the period ended April 30, 2006, Putnam Management has assumed $17,208 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended April 30, 2006, the fund incurred $2,875,141 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended April 30, 2006, the fund’s expenses were reduced by $254,592 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $720, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended.

Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee. The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended April 30, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $33,561 and $1,087 from the sale of class A and class M shares, respectively, and received $173,185 and $1,173 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2006, Putnam Retail Management, acting as underwriter, received $12,643 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended April 30, 2006, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $2,365,563,471 and $2,870,826,344, respectively. Purchases and sales of U.S. government securities aggregated $23,017,222 and $19,118,103, respectively. Written option transactions during the period ended April 30, 2006, are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	227,060,000	$ 8,781,546

Options opened	111,116,000	3,694,710
Options exercised	—	—
Options expired	—	—
Options closed	(10,300,000)	(324,450)

Written options
outstanding at
end of period	327,876,000	$12,151,806

Note 4: Capital shares

At April 30, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Six months ended 4/30/06:
Shares sold	9,976,455	$66,997,526

Shares issued
in connection
with reinvestment
of distributions	2,215,951	14,869,487

	12,192,406	81,867,013

Shares
repurchased	(19,801,736)	(132,941,773)

Net decrease	(7,609,330)	$(51,074,760)

Year ended 10/31/05:
Shares sold	28,549,022	$195,259,865

Shares issued
in connection
with reinvestment
of distributions	3,607,625	24,625,810

	32,156,647	219,885,675

Shares
repurchased	(45,988,258)	(314,498,488)

Net decrease	(13,831,611)	$(94,612,813)

CLASS B	Shares	Amount
Six months ended 4/30/06:
Shares sold	1,158,503	$7,735,449

Shares issued
in connection
with reinvestment
of distributions	467,248	3,117,213

	1,625,751	10,852,662

Shares
repurchased	(7,353,172)	(49,053,949)

Net decrease	(5,727,421)	$(38,201,287)

Year ended 10/31/05:
Shares sold	3,215,026	$21,861,360

Shares issued
in connection
with reinvestment
of distributions	810,070	5,496,954

	4,025,096	27,358,314

Shares
repurchased	(17,067,474)	(115,938,880)

Net decrease	(13,042,378)	$(88,580,566)

CLASS C	Shares	Amount
Six months ended 4/30/06:
Shares sold	406,090	$ 2,723,395

Shares issued
in connection
with reinvestment
of distributions	49,180	329,070

	455,270	3,052,465

Shares
repurchased	(726,745)	(4,869,622)

Net decrease	(271,475)	$(1,817,157)

Year ended 10/31/05:
Shares sold	672,677	$ 4,585,391

Shares issued
in connection
with reinvestment
of distributions	73,906	502,858

	746,583	5,088,249

Shares
repurchased	(1,317,468)	(8,972,166)

Net decrease	(570,885)	$(3,883,917)

CLASS M	Shares	Amount
Six months ended 4/30/06:
Shares sold	167,455	$ 1,113,513

Shares issued
in connection
with reinvestment
of distributions	41,637	276,562

	209,092	1,390,075

Shares
repurchased	(6,728,638)	(44,667,308)

Net decrease	(6,519,546)	$ (43,277,233)

Year ended 10/31/05:
Shares sold	1,021,945	$ 6,911,699

Shares issued
in connection
with reinvestment
of distributions	73,581	497,166

	1,095,526	7,408,865

Shares
repurchased	(19,762,113)	(133,762,035)

Net decrease	(18,666,587)	$(126,353,170)

CLASS R	Shares	Amount
Six months ended 4/30/06:
Shares sold	30,821	$ 206,842

Shares issued
in connection
with reinvestment
of distributions	1,352	9,061

	32,173	215,903

Shares
repurchased	(9,225)	(61,783)

Net increase	22,948	$ 154,120

Year ended 10/31/05:
Shares sold	63,879	$ 436,963

Shares issued
in connection
with reinvestment
of distributions	1,331	9,087

	65,210	446,050

Shares
repurchased	(14,732)	(100,565)

Net increase	50,478	$ 345,485

CLASS Y	Shares	Amount
Six months ended 4/30/06:
Shares sold	33,546,264	$ 226,567,259

Shares issued
in connection
with reinvestment
of distributions	3,430,055	23,149,904

	36,976,319	249,717,163

Shares
repurchased	(17,030,204)	(115,269,852)

Net increase	19,946,115	$ 134,447,311

Year ended 10/31/05:
Shares sold	58,704,093	$ 403,381,794

Shares issued
in connection
with reinvestment
of distributions	4,658,864	31,990,509

	63,362,957	435,372,303

Shares
repurchased	(38,682,139)	(266,051,830)

Net increase	24,680,818	$ 169,320,473

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended April 30, 2006, management fees paid were reduced by $238,686 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $9,281,642 for the period April 30, 2006. During the period ended April 30, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $686,893,015 and $423,726,938, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

In March 2006, the fund received $634,508 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations. Review of this matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Charles A. Ruys de Perez
	Executive Vice President,	Vice President and
Marketing Services	Associate Treasurer and	Chief Compliance Officer
One Post Office Square	Principal Executive Officer
Boston, MA 02109		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Custodian	Senior Vice President	BSA Compliance Officer
Putnam Fiduciary	and Treasurer
Trust Company		Judith Cohen
	Steven D. Krichmar	Vice President, Clerk and
Legal Counsel	Vice President and	Assistant Treasurer
Ropes & Gray LLP	Principal Financial Officer
Wanda M. McManus
Trustees	Michael T. Healy	Vice President, Senior Associate
John A. Hill, Chairman	Assistant Treasurer and	Treasurer and Assistant Clerk
Jameson Adkins Baxter,	Principal Accounting Officer
Vice Chairman		Nancy E. Florek
Charles B. Curtis	Daniel T. Gallagher	Vice President, Assistant
Myra R. Drucker	Senior Vice President,	Clerk, Assistant Treasurer
Charles E. Haldeman, Jr.	Staff Counsel and	and Proxy Manager
Paul L. Joskow	Compliance Liaison
Elizabeth T. Kennan
John H. Mullin, III	Beth S. Mazor
George Putnam, III	Vice President
W. Thomas Stephens
Richard B. Worley	James P. Pappas
Vice President

Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA035 234360 6/06

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Income Fund

By (Signature and Title):

/s/Michael T. Healy Michael T. Healy Principal Accounting Officer

Date: June 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter Charles E. Porter Principal Executive Officer

Date: June 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2006